EXHIBIT 99.1

                    WACHOVIA MORTGAGE LOAN PURCHASE AGREEMENT

            This Mortgage Loan Purchase Agreement, dated as of August 1, 2007 (this "Agreement"), is entered into between WACHOVIA BANK, NATIONAL ASSOCIATION (the "Seller") and WACHOVIA COMMERCIAL MORTGAGE SECURITIES, INC. (the "Purchaser").

            The Seller intends to sell and the Purchaser intends to purchase certain multifamily and commercial mortgage loans (the "Mortgage Loans") identified on the schedule (the "Mortgage Loan Schedule") annexed hereto as Exhibit A. The Purchaser intends to deposit the Mortgage Loans, along with certain other mortgage loans (the "Other Mortgage Loans"), into a trust fund (the "Trust Fund"), the beneficial ownership of which will be evidenced by multiple classes (each, a "Class") of mortgage pass-through certificates (the "Certificates"). One or more "real estate mortgage investment conduit" ("REMIC") elections will be made with respect to most of the Trust Fund. The Trust Fund will be created and the Certificates will be issued pursuant to a pooling and servicing agreement (the "Pooling and Servicing Agreement"), dated as of August 1, 2007, among the Purchaser, as depositor, Wachovia Bank, National Association, as master servicer (in such capacity, the "Master Servicer"), LNR Partners, Inc., as special servicer (the "Special Servicer") and Wells Fargo Bank, N.A., as trustee (the "Trustee"). Capitalized terms used but not defined herein (including the Schedules attached hereto) have the respective meanings set forth in the Pooling and Servicing Agreement.

            Now, therefore, in consideration of the premises and the mutual agreements set forth herein, the parties agree as follows:

            SECTION 1. Agreement to Purchase.

            The Seller agrees to sell, and the Purchaser agrees to purchase, the Mortgage Loans identified on the Mortgage Loan Schedule. The Mortgage Loan Schedule may be amended to reflect the actual Mortgage Loans delivered to the Purchaser pursuant to the terms hereof. The Mortgage Loans are expected to have an aggregate principal balance of $2,043,814,381 (the "Wachovia Mortgage Loan Balance") (subject to a variance of plus or minus 5.0%) as of the close of business on the Cut-Off Date, after giving effect to any payments due on or before such date, whether or not such payments are received.

            The Wachovia Mortgage Loan Balance, together with the aggregate principal balance of the Other Mortgage Loans as of the Cut-Off Date (after giving effect to any payments due on or before such date whether or not such payments are received), is expected to equal an aggregate principal balance (the "Cut-Off Date Pool Balance") of $3,602,123,586 (subject to a variance of plus or minus 5.0%). The purchase and sale of the Mortgage Loans shall take place on August 22, 2007, or such other date as shall be mutually acceptable to the parties to this Agreement (the "Closing Date"). The consideration (the
"Aggregate Purchase Price") for the Mortgage Loans shall be equal to (i)      %
of the Wachovia Mortgage Loan Balance as of the Cut-Off Date, plus (ii) $7,194,771, which amount represents the amount of interest accrued on the Wachovia Mortgage Loan Balance at the related Net Mortgage Rate for the period from and including the Cut-Off Date up to but not including the Closing Date.

            The Aggregate Purchase Price shall be paid to the Seller or its designee by wire transfer in immediately available funds on the Closing Date.

            SECTION 2. Conveyance of Mortgage Loans.

            (a) Effective as of the Closing Date, subject only to receipt by the Seller of the Aggregate Purchase Price and satisfaction of the other conditions to closing that are for the benefit of the Seller, the Seller does hereby sell, transfer, assign, set over and otherwise convey to the Purchaser, without recourse (except as set forth in this Agreement), all the right, title and interest of the Seller in and to the Mortgage Loans identified on the Mortgage Loan Schedule as of such date, on a servicing released basis, together with all of the Seller's right, title and interest in and to the proceeds of any related title, hazard, primary mortgage or other insurance proceeds.

            (b) The Purchaser or its assignee shall be entitled to receive all scheduled payments of principal and interest due after the Cut-Off Date, and all other recoveries of principal and interest collected after the Cut-Off Date (other than in respect of principal and interest on the Mortgage Loans due on or before the Cut-Off Date). All scheduled payments of principal and interest due on or before the Cut-Off Date but collected on or after the Cut-Off Date, and recoveries of principal and interest collected on or before the Cut-Off Date (only in respect of principal and interest on the Mortgage Loans due on or before the Cut-Off Date and principal prepayments thereon), shall belong to, and shall be promptly remitted to, the Seller.

            (c) No later than the Closing Date, the Seller shall, on behalf of the Purchaser, deliver to the Trustee, the documents and instruments specified below with respect to each Mortgage Loan (each a "Mortgage File"). All Mortgage Files so delivered will be held by the Trustee in escrow at all times prior to the Closing Date. Each Mortgage File shall contain the following documents:

            (i) the original executed Mortgage Note including any power of attorney related to the execution thereof, together with any and all intervening endorsements thereon, endorsed on its face or by allonge attached thereto (without recourse, representation or warranty, express or implied) to the order of "Wells Fargo Bank, N.A., as trustee for the registered holders of Wachovia Bank Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2007-C33" or in blank (or a lost note affidavit and indemnity with a copy of such Mortgage Note attached thereto);

            (ii) an original or copy of the Mortgage, together with any and all intervening assignments thereof, in each case (unless not yet returned by the applicable recording office) with evidence of recording indicated thereon or certified by the applicable recording office;

            (iii) an original or copy of any related Assignment of Leases (if such item is a document separate from the Mortgage), together with any and all intervening assignments thereof, in each case (unless not yet returned by the applicable recording office) with evidence of recording indicated thereon or certified by the applicable recording office;

            (iv) an original executed assignment, in recordable form (except for any missing recording information), of (a) the Mortgage, (b) any related Assignment of Leases (if such item is a document separate from the Mortgage and to the extent not already assigned pursuant to preceding clause (a)) and (c) any other recorded document relating to the Mortgage Loan otherwise included in the Mortgage File, in favor of "Wells Fargo Bank, N.A., as trustee for the registered holders of Wachovia Bank Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2007-C33", or in blank;

            (v) an original assignment of all unrecorded documents relating to the Mortgage Loan (to the extent not already assigned pursuant to clause
      (iv) above), in favor of "Wells Fargo Bank, N.A., as trustee for the registered holders of Wachovia Bank Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2007-C33", or in blank;

            (vi) originals or copies of any modification, consolidation, assumption and substitution agreements in those instances where the terms or provisions of the Mortgage or Mortgage Note have been consolidated or modified or the Mortgage Loan has been assumed or consolidated;

            (vii) the original or a copy of the policy or certificate of lender's title insurance or, if such policy has not been issued or located, an original or copy of an irrevocable, binding commitment (which may be a marked version of the policy that has been executed by an authorized representative of the title company or an agreement to provide the same pursuant to binding escrow instructions executed by an authorized representative of the title company) to issue such title insurance policy;

            (viii) any filed copies (bearing evidence of filing) or other evidence of filing satisfactory to the Purchaser of any prior UCC Financing Statements in favor of the originator of such Mortgage Loan or in favor of any assignee prior to the Trustee (but only to the extent the Seller had possession of such UCC Financing Statements prior to the Closing Date) and, if there is an effective UCC Financing Statement and continuation statement in favor of the Seller on record with the applicable public office for UCC Financing Statements, an original UCC Amendment, in form suitable for filing in favor of "Wells Fargo Bank, N.A., as trustee for the registered holders of Wachovia Bank Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2007-C33, as assignee", or in blank;

            (ix) an original or copy of (a) any Ground Lease, Memorandum of Ground Lease and ground lessor estoppel, (b) any loan guaranty or indemnity and (c) any environmental insurance policy;

            (x) any intercreditor agreement relating to permitted debt (including, without limitation, mezzanine debt) of the Mortgagor;

            (xi) copies of any loan agreement, escrow agreement or security agreement relating to such Mortgage Loan;

            (xii) a copy of any letter of credit and related transfer documents relating to such Mortgage Loan;

            (xiii) copies of any management agreement with respect to the related Mortgaged Property;

            (xiv) copies of any cash management agreements with respect to the related Mortgaged Property;

            (xv) copies of franchise agreements and franchisor comfort letters, if any, for hospitality properties and applicable transfer or assignment documents; and

            (xvi) with respect to any Companion Loan, all of the above documents with respect to such Companion Loan and the related Intercreditor Agreement; provided that a copy of each Mortgage Note relating to such Companion Loan, rather than the original, shall be provided, and no assignments shall be provided.

      Notwithstanding the foregoing, with respect to the ING Hospitality Pool Loan, the Wachovia Bank 2007-C32 Trustee will hold the original documents (except for the original note, or lost note affidavit, if applicable, which will be held by the Trustee) related to the ING Hospitality Pool Loan for the benefit of the Wachovia Bank 2007-C32 Trust Fund.

            (d) The Seller shall take all actions reasonably necessary (i) to permit the Trustee to fulfill its obligations pursuant to Section 2.01(d) of the Pooling and Servicing Agreement and (ii) to perform its obligations described in
Section 2.01(d) of the Pooling and Servicing Agreement. Without limiting the generality of the foregoing, if a draw upon a letter of credit is required before its transfer to the Trust Fund can be completed, the Seller shall draw upon such letter of credit for the benefit of the Trust Fund pursuant to written instructions from the Master Servicer. The Seller shall reimburse the Trustee for all reasonable costs and expenses, if any, incurred by the Trustee for recording any documents described in Section 2(c)(iv)(c) hereof and filing any assignments of UCC Financing Statements described in the proviso in the third to last sentence in Section 2.01(d) of the Pooling and Servicing Agreement.

            (e) All documents and records (except draft documents, privileged communications and internal correspondence and credit, due diligence and other underwriting analysis, documents, data or internal worksheets, memoranda, communications and evaluations of the Seller) relating to each Mortgage Loan and in the Seller's possession (the "Additional Mortgage Loan Documents") that are not required to be delivered to the Trustee shall promptly be delivered or caused to be delivered by the Seller to the Master Servicer or at the direction of the Master Servicer to the appropriate sub-servicer, together with any related escrow amounts and reserve amounts.

            (f) The Seller shall take such actions as are reasonably necessary to assign or otherwise grant to the Trust Fund the benefit of any letters of credit in the name of the Seller which secure any Mortgage Loan.

            SECTION 3. Representations, Warranties and Covenants of Seller.

            (a) The Seller hereby represents and warrants to and covenants with the Purchaser, as of the date hereof, that:

            (i) The Seller is a national banking association organized and validly existing and in good standing under the laws of the United States of America and possesses all requisite authority, power, licenses, permits and franchises to carry on its business as currently conducted by it and to execute, deliver and comply with its obligations under the terms of this Agreement;

            (ii) This Agreement has been duly and validly authorized, executed and delivered by the Seller and, assuming due authorization, execution and delivery hereof by the Purchaser, constitutes a legal, valid and binding obligation of the Seller, enforceable against the Seller in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, receivership, moratorium and other laws relating to or affecting the enforcement of creditors' rights in general, as they may be applied in the context of the insolvency of a national banking association, and by general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law), and by public policy considerations underlying the securities laws, to the extent that such public policy considerations limit the enforceability of the provisions of this Agreement which purport to provide indemnification from liabilities under applicable securities laws;

            (iii) The execution and delivery of this Agreement by the Seller and the Seller's performance and compliance with the terms of this Agreement will not (A) violate the Seller's articles of association or bylaws, (B) violate any law or regulation or any administrative decree or order to which it is subject or (C) constitute a material default (or an event which, with notice or lapse of time, or both, would constitute a material default) under, or result in the breach of, any material contract, agreement or other instrument to which the Seller is a party or by which the Seller is bound;

            (iv) The Seller is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or other governmental agency or body, which default might have consequences that would, in the Seller's reasonable and good faith judgment, materially and adversely affect the condition (financial or other) or operations of the Seller or its properties or have consequences that would materially and adversely affect its performance hereunder;

            (v) The Seller is not a party to or bound by any agreement or instrument or subject to any articles of association, bylaws or any other corporate restriction or any judgment, order, writ, injunction, decree, law or regulation that would, in the Seller's reasonable and good faith judgment, materially and adversely affect the ability of the Seller to perform its obligations under this Agreement or that requires the consent of any third person to the execution of this Agreement or the performance by the Seller of its obligations under this Agreement (except to the extent such consent has been obtained);

            (vi) No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Seller of or compliance by the Seller with this Agreement or the consummation of the transactions contemplated by this Agreement except as have previously been obtained, and no bulk sale law applies to such transactions;

            (vii) No litigation is pending or, to the Seller's knowledge, threatened against the Seller that would, in the Seller's good faith and reasonable judgment, prohibit its entering into this Agreement or materially and adversely affect the performance by the Seller of its obligations under this Agreement;

            (viii) The Seller has caused each Servicing Participant which services a Mortgage Loan to comply, as evidenced by written documentation between each Servicing Participant and the Seller, with all reporting requirements set forth in Sections 3.13, 3.14, 3.22 and 8.17 of the Pooling and Servicing Agreement applicable to such Servicing Participant for the Mortgage Loans set forth on Exhibit C, for so long as the Trust Fund is subject to the reporting requirements of the Securities Exchange Act of 1934, as amended;

            (ix) Under generally accepted accounting principles ("GAAP") and for federal income tax purposes, the Seller will report the transfer of the Mortgage Loans to the Purchaser as a sale of the Mortgage Loans to the Purchaser in exchange for consideration consisting of a cash amount equal to the Aggregate Purchase Price. The consideration received by the Seller upon the sale of the Mortgage Loans to the Purchaser will constitute at least reasonably equivalent value and fair consideration for the Mortgage Loans. The Seller will be solvent at all relevant times prior to, and will not be rendered insolvent by, the sale of the Mortgage Loans to the Purchaser. The Seller is not selling the Mortgage Loans to the Purchaser with any intent to hinder, delay or defraud any of the creditors of the Seller;

            (x) The Seller has examined the Disclosure Material set forth in the Preliminary Prospectus Supplement (as defined below), the Prospectus Supplement to the accompanying Prospectus (as defined below), the Preliminary Memorandum and the Memorandum, relating to the Certificates. The Seller hereby represents and warrants that the Disclosure Material is appropriately responsive in all material respects to the applicable requirements of Items 1104, 1110, 1111, 1117 and 1119 of Regulation AB with respect to the Seller and the Wachovia Mortgage Loans; and

            (xi) For so long as the Trust Fund is subject to the reporting requirements of the Exchange Act, the Seller shall provide the Purchaser (or, with respect to any Companion Loan that is deposited into another securitization, the depositor in such other securitization) and the Trustee with any Additional Form 10-K Disclosure and any Additional Form 10-D Disclosure set forth next to the Purchaser's name on Exhibit U and Exhibit W, respectively, of the Pooling and Servicing Agreement within the time periods set forth in the Pooling and Servicing Agreement.

            (b) The Seller hereby makes the representations and warranties contained in Schedule I for the benefit of the Purchaser and the Trustee for the benefit of the Certificateholders as of the Closing Date, with respect to (and solely with respect to) each Mortgage Loan, which representations and warranties are subject to the exceptions set forth on Schedule II.

            (c) With respect to the schedule of exceptions delivered by the Trustee on the Closing Date, within fifteen (15) Business Days (or, in the reasonable discretion of the Controlling Class Representative, thirty (30) Business Days) of the Closing Date, with respect to the documents specified in clauses (i), (ii), (vii), (ix) (solely with respect to Ground Leases) and (xii) of the definition of Mortgage File, the Seller shall cure any material exception listed therein (for the avoidance of doubt, any deficiencies with respect to the documents specified in clause (ii) resulting solely from a delay in the return of the related documents from the applicable recording office, shall be cured in the time and manner described in Section 2.01(c) of the Pooling and Servicing Agreement). If such exception is not so cured, the Seller shall either (1) repurchase the related Mortgage Loan, (2) with respect to exceptions relating to clause (xii) of the definition of "Mortgage File", deposit with the Trustee an amount, to be held in trust in a Special Reserve Account pursuant to the Pooling and Servicing Agreement, equal to the amount of the undelivered letter of credit (in the alternative, the Seller may deliver to the Trustee, with a certified copy to the Master Servicer and Trustee, a letter of credit for the benefit of the Master Servicer on behalf of the Trustee and upon the same terms and conditions as the undelivered letter of credit) which the Master Servicer on behalf of the Trustee may use (or draw upon, as the case may be) under the same circumstances and conditions as the Master Servicer would have been entitled to draw on the undelivered letter of credit, or (3) with respect to any exceptions relating to clauses (i), (ii) and (vii), deposit with the Trustee an amount, to be held in trust in a Special Reserve Account pursuant to the Pooling and Servicing Agreement, equal to 25% of the Stated Principal Balance of the related Mortgage Loan on such date. Any funds or letter of credit deposited pursuant to clauses (2) and (3) above shall be held by the Trustee until the earlier of (x) the date on which the Master Servicer certifies to the Trustee and the Controlling Class Representative that such exception has been cured (or the Trustee certifies the same to the Controlling Class Representative), at which time such funds or letter of credit, as applicable, shall be returned to the Seller and (y) thirty (30) Business Days or, if the Controlling Class Representative has extended the cure period, forty-five (45) Business Days after the Closing Date; provided, however, that if such exception is not cured within such thirty (30) Business Days or forty-five (45) Business Days, as the case may be, (A) in the case of clause (2), the Trustee shall retain the funds on deposit in the related Special Reserve Account, or letter of credit, as applicable, or
(B) in the case of clause (3), the Seller shall repurchase the related Mortgage Loan in accordance with the terms and conditions of this Agreement, at which time such funds shall be applied to the Purchase Price of the related Mortgage Loan and any letter of credit will be returned to the Seller.

            If the Seller receives written notice of a Document Defect or a Breach pursuant to Section 2.03(a) of the Pooling and Servicing Agreement relating to a Mortgage Loan, then the Seller shall not later than ninety (90) days from receipt of such notice (or, in the case of a Document Defect or Breach relating to a Mortgage Loan not being a "qualified mortgage" within the meaning of the REMIC Provisions (a "Qualified Mortgage"), not later than ninety (90) days from the date that any party to the Pooling and Servicing Agreement discovers such Document Defect or Breach; provided the Seller receives such notice in a timely manner), if such Document Defect or Breach shall materially and adversely affect the value of the applicable Mortgage Loan, the interest of the Trust Fund therein or the interests of any Certificateholder, cure such Document Defect or Breach, as the case may be, in all material respects, which shall include payment of actual or provable losses and any Additional Trust Fund Expenses directly resulting from any such Document Defect or Breach or, if such Document Defect or Breach (other than omissions solely due to a document not having been returned by the related recording office) cannot be cured within such 90-day period, (i) repurchase the affected Mortgage Loan at the applicable Purchase Price not later than the end of such 90-day period or (ii) substitute a Qualified Substitute Mortgage Loan for such affected Mortgage Loan not later than the end of such 90-day period (and in no event later than the second anniversary of the Closing Date) and pay the Master Servicer for deposit into the Certificate Account, any Substitution Shortfall Amount in connection therewith; provided, however, that unless the Breach would cause the Mortgage Loan not to be a Qualified Mortgage, and if such Document Defect or Breach is capable of being cured but not within such 90-day period and the Seller has commenced and is diligently proceeding with the cure of such Document Defect or Breach within such 90-day period, such Seller shall have an additional ninety
(90) days to complete such cure (or, failing such cure, to repurchase or substitute the related Mortgage Loan); provided, further, that with respect to such additional 90-day period the Seller shall have delivered an officer's certificate to the Trustee setting forth what actions the Seller is pursuing in connection with the cure thereof and stating that the Seller anticipates that such Document Defect or Breach will be cured within the additional 90-day period; provided, further, that no Document Defect (other than with respect to a Mortgage Note, Mortgage, title insurance policy, Ground Lease, any letter of credit, any franchise agreement, any comfort letter and (if required) any comfort letter transfer documents (collectively, the "Core Material Documents")) shall be considered to materially and adversely affect the value of the related Mortgage Loan, the interests of the Trust Fund therein or the interests of any Certificateholder unless the document with respect to which the Document Defect exists is required in connection with an imminent enforcement of the mortgagee's rights or remedies under the related Mortgage Loan, defending any claim asserted by any borrower or third party with respect to the Mortgage Loan, establishing the validity or priority of any lien or any collateral securing the Mortgage Loan or for any immediate significant servicing obligations; provided, further, with respect to Document Defects which materially and adversely affect the interests of any Certificateholder, the interests of the Trust Fund therein or the value of the related Mortgage Loan, other than with respect to Document Defects relating to the Core Material Documents, any applicable cure period following the initial 90-day cure period may be extended by the Master Servicer or the Special Servicer if the document involved is not needed imminently. Such extension will end upon thirty (30) days notice of such need as reasonably determined by the Master Servicer or Special Servicer (with a possible thirty
(30) day extension if the Master Servicer or Special Servicer agrees that the Seller is diligently pursuing a cure). The Seller shall cure all Document Defects which materially and adversely affect the interests of any Certificateholder, the interests of the Trust Fund therein or the value of the related Mortgage Loan, regardless of the document involved, no later than two years following the Closing Date; provided that the initial 90-day cure period referenced in this paragraph may not be reduced. For a period of two years from the Closing Date, so long as there remains any Mortgage File relating to a Mortgage Loan as to which there is any uncured Document Defect or Breach, the Seller shall provide the officer's certificate to the Trustee described above as to the reasons such Document Defect or Breach remains uncured and as to the actions being taken to pursue cure. Notwithstanding the foregoing, the delivery of a commitment to issue a policy of lender's title insurance as described in Representation 12 of Schedule I hereof in lieu of the delivery of the actual policy of lender's title insurance shall not be considered a Document Defect or Breach with respect to any Mortgage File if such actual policy of insurance is delivered to the Trustee or a Custodian on its behalf not later than the 90th day following the Closing Date.

            If (i) any Mortgage Loan is required to be repurchased or substituted for in the manner described above, (ii) such Mortgage Loan is cross-collateralized and cross-defaulted with one or more other Mortgage Loans (each, a "Crossed Loan"), and (iii) the applicable Document Defect or Breach does not constitute a Document Defect or Breach, as the case may be, as to any other Crossed Loan in such Crossed Group (without regard to this paragraph), then the applicable Document Defect or Breach, as the case may be, will be deemed to constitute a Document Defect or Breach, as the case may be, as to any other Crossed Loan in the Crossed Group for purposes of this paragraph, and the Seller will be required to repurchase or substitute for all of the remaining Crossed Loan(s) in the related Crossed Group as provided in the immediately preceding paragraph unless such other Crossed Loans in such Crossed Group satisfy the Crossed Loan Repurchase Criteria and satisfy all other criteria for substitution or repurchase of Mortgage Loans set forth herein. In the event that the remaining Crossed Loans satisfy the aforementioned criteria, the Seller may elect either to repurchase or substitute for only the affected Crossed Loan as to which the related Breach or Document Defect exists or to repurchase or substitute for all of the Crossed Loans in the related Crossed Group. The Seller shall be responsible for the cost of any Appraisal required to be obtained by the Master Servicer to determine if the Crossed Loan Repurchase Criteria have been satisfied, so long as the scope and cost of such Appraisal has been approved by the Seller (such approval not to be unreasonably withheld).

            To the extent that the Seller is required to repurchase or substitute for a Crossed Loan hereunder in the manner prescribed above while the Trustee continues to hold any other Crossed Loans in such Crossed Group, neither the Seller nor the Purchaser shall enforce any remedies against the other's Primary Collateral, but each is permitted to exercise remedies against the Primary Collateral securing its respective Crossed Loans, including with respect to the Trustee, the Primary Collateral securing Crossed Loans still held by the Trustee.

            If the exercise of remedies by one party would materially impair the ability of the other party to exercise its remedies with respect to the Primary Collateral securing the Crossed Loans held by such party, then the Seller and the Purchaser shall forbear from exercising such remedies until the Mortgage Loan documents evidencing and securing the relevant Crossed Loans can be modified in a manner that complies with this Agreement to remove the threat of material impairment as a result of the exercise of remedies or some other accommodation can be reached. Any reserve or other cash collateral or letters of credit securing the Crossed Loans shall be allocated between such Crossed Loans in accordance with the Mortgage Loan documents, or otherwise on a pro rata basis based upon their outstanding Stated Principal Balances. Notwithstanding the foregoing, if a Crossed Loan included in the Trust Fund is modified to terminate the related cross-collateralization and/or cross-default provisions, as a condition to such modification, the Seller shall furnish to the Trustee an Opinion of Counsel that any modification shall not cause an Adverse REMIC Event. Any expenses incurred in good faith by the Purchaser in connection with such modification or accommodation (including, but not limited to, recoverable attorney fees) shall be paid by the Seller.

            (d) In connection with any permitted repurchase or substitution of one or more Mortgage Loans contemplated hereby, upon receipt of a certificate from a Servicing Officer certifying as to the receipt of the Purchase Price or Substitution Shortfall Amount(s), as applicable, in the Certificate Account, and the delivery of the Mortgage File(s) and the Servicing File(s) for the related Qualified Substitute Mortgage Loan(s) to the Custodian and the Master Servicer, respectively, if applicable (i) the Trustee shall execute and deliver such endorsements and assignments as are provided to it by the Master Servicer, in each case without recourse, representation or warranty, as shall be necessary to vest in the Seller, the legal and beneficial ownership of each repurchased Mortgage Loan or substituted Mortgage Loan, as applicable, (ii) the Trustee, the Custodian, the Master Servicer and the Special Servicer shall each tender to the Seller, upon delivery to each of them of a receipt executed by the Seller, all portions of the Mortgage File and other documents pertaining to such Mortgage Loan possessed by it, and (iii) the Master Servicer and the Special Servicer shall release to the Seller any Escrow Payments and Reserve Funds held by it in respect of such repurchased or substituted Mortgage Loans.

            (e) Without limiting the remedies of the Purchaser, the Certificateholders or the Trustee on behalf of the Certificateholders pursuant to this Agreement, it is acknowledged that the representations and warranties are being made for risk allocation purposes. This Section 3 provides the sole remedy available to the Certificateholders, or the Trustee on behalf of the Certificateholders, respecting any Document Defect in a Mortgage File or any Breach of any representation or warranty set forth in or required to be made pursuant to this Section 3. Nothing in this Agreement shall prohibit the Purchaser or its assigns (including the Master Servicer and/or the Special Servicer) from pursuing any course of action authorized by the Pooling and Servicing Agreement while the Purchaser asserts a claim or brings a cause of action to enforce any rights set forth herein against the Seller.

            (f) With respect to any Mortgage Loan which has become a Defaulted Mortgage Loan under the Pooling and Servicing Agreement or with respect to which the related Mortgaged Property has been foreclosed and which is the subject of a repurchase claim under this Agreement, in accordance with Section 2.03 of the Pooling and Servicing Agreement, the Special Servicer with the consent of the Controlling Class Representative shall notify the Seller in writing of its intention to liquidate such Defaulted Mortgage Loan or REO Property at least 45 days prior to any such action. If (a) the Seller consents to such sale and voluntarily agrees to repurchase such Defaulted Mortgage Loan or REO Property or
(b) a court of competent jurisdiction determines that the Seller is liable under this Agreement to repurchase such Defaulted Mortgage Loan or REO Property, then such Seller shall remit to the Purchaser an amount equal to the difference if any of the price of such Defaulted Mortgage Loan or REO Property as sold and the price at which the Seller would have had to repurchase such Defaulted Mortgage Loan or REO Property under this Agreement. The Seller shall have ten (10) Business Days after receipt of notice to determine whether or not to consent to such sale. If the Seller does not consent to such sale, the Special Servicer shall contract with a Determination Party (as defined in the Pooling and Servicing Agreement) as to the merits of such proposed sale. If the related Determination Party determines that such proposed sale is in accordance with the Servicing Standard and the provisions of the Pooling and Servicing Agreement with respect to the sale of Defaulted Mortgage Loans and REO Properties and, subsequent to such sale, a court of competent jurisdiction determines that the Seller was liable under this Agreement and required to repurchase such Defaulted Mortgage Loan or REO Property in accordance with the terms hereof, then the Seller shall remit to the Purchaser an amount equal to the difference (if any) between the proceeds of the related action and the price at which the Seller would have been obligated to pay had the Seller repurchased such Defaulted Mortgage Loan or REO Property prior to the execution of a binding contract of sale with a third party in accordance with the terms hereof including the costs related to contracting with the related Determination Party; provided that the foregoing procedure in this Section 3(f) shall not preclude such Seller from repurchasing the Defaulted Mortgage Loan or REO Property prior to the execution of a binding contract of sale with a third party in accordance with the other provisions of this Section 3 (excluding this Section 3(f)). If the related Determination Party determines that the sale of the related Defaulted Mortgage Loan or REO Property is not in accordance with the Servicing Standard and the provisions of the Pooling and Servicing Agreement with respect to the sale of Defaulted Mortgage Loans and REO Properties and the Special Servicer subsequently sells such Mortgage Loan or REO Property, then the Seller will not be liable for any such difference (nor any cost of contracting with the Determination Party).

            (g) Notwithstanding the foregoing, if there exists a Breach relating to whether or not the Mortgage Loan documents or any particular Mortgage Loan document requires the related Mortgagor to bear the costs and expenses associated with any particular action or matter under such Mortgage Loan document(s) with respect to matters described in Representations 23 and 43 of
Schedule I hereof, then the Purchaser shall direct the Seller in writing to wire transfer to the Master Servicer for deposit into the Certificate Account, within ninety (90) days of the Seller's receipt of such direction, the amount of any such costs and expenses borne by the Purchaser, the Certificateholders, the Master Servicer, the Special Servicer and the Trustee on their behalf that are the basis of such Breach. Upon its making such deposit, the Seller shall be deemed to have cured such Breach in all respects. Provided such payment is made in full, this paragraph describes the sole remedy available to the Purchaser, the Certificateholders, the Master Servicer, the Special Servicer and the Trustee on their behalf regarding any such Breach and the Seller shall not be obligated to repurchase the affected Mortgage Loan on account of such Breach or otherwise cure such Breach.

            SECTION 4. Representations and Warranties of the Purchaser. In order to induce the Seller to enter into this Agreement, the Purchaser hereby represents and warrants for the benefit of the Seller as of the date hereof that:

            (a) The Purchaser is a corporation duly organized, validly existing and in good standing under the laws of the State of North Carolina. The Purchaser has the full corporate power and authority and legal right to acquire the Mortgage Loans from the Seller and to transfer the Mortgage Loans to the Trustee.

            (b) This Agreement has been duly and validly authorized, executed and delivered by the Purchaser, all requisite action by the Purchaser's directors and officers has been taken in connection therewith, and (assuming the due authorization, execution and delivery hereof by the Seller) this Agreement constitutes the valid, legal and binding obligation of the Purchaser, enforceable against the Purchaser in accordance with its terms, except as such enforcement may be limited by (A) laws relating to bankruptcy, insolvency, reorganization, receivership or moratorium, (B) other laws relating to or affecting the rights of creditors generally, or (C) general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law).

            (c) Except as may be required under federal or state securities laws (and which will be obtained on a timely basis), no consent, approval, authorization or order of, registration or filing with, or notice to, any governmental authority or court, is required, under federal or state law, for the execution, delivery and performance by the Purchaser of or compliance by the Purchaser with this Agreement, or the consummation by the Purchaser of any transaction described in this Agreement.

            (d) None of the acquisition of the Mortgage Loans by the Purchaser, the transfer of the Mortgage Loans to the Trustee, or the execution, delivery or performance of this Agreement by the Purchaser, results or will result in the creation or imposition of any lien on any of the Purchaser's assets or property, or conflicts or will conflict with, results or will result in a breach of, or require or will require the consent of any third person or constitutes or will constitute a default under (A) any term or provision of the Purchaser's certificate of incorporation or bylaws, (B) any term or provision of any material agreement, contract, instrument or indenture, to which the Purchaser is a party or by which the Purchaser is bound, or (C) any law, rule, regulation, order, judgment, writ, injunction or decree of any court or governmental authority having jurisdiction over the Purchaser or its assets.

            (e) Under GAAP and for federal income tax purposes, the Purchaser will report the transfer of the Mortgage Loans by the Seller to the Purchaser as a sale of the Mortgage Loans to the Purchaser in exchange for consideration consisting of a cash amount equal to the Aggregate Purchase Price.

            (f) There is no action, suit, proceeding or investigation pending or to the knowledge of the Purchaser, threatened against the Purchaser in any court or by or before any other governmental agency or instrumentality which would materially and adversely affect the validity of this Agreement or any action taken in connection with the obligations of the Purchaser contemplated herein, or which would be likely to impair materially the ability of the Purchaser to enter into and/or perform its obligations under the terms of this Agreement.

            (g) The Purchaser is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or governmental agency or body, which default might have consequences that would materially and adversely affect the condition (financial or other) or operations of the Purchaser or its properties or might have consequences that would materially and adversely affect its performance hereunder.

            SECTION 5. Closing. The closing of the sale of the Mortgage Loans (the "Closing") shall be held at the offices of Cadwalader, Wickersham & Taft LLP, Charlotte, North Carolina on the Closing Date.

            The Closing shall be subject to each of the following conditions:

            (a) All of the representations and warranties of the Seller set forth in or made pursuant to Sections 3(a) and 3(b) of this Agreement and all of the representations and warranties of the Purchaser set forth in Section 4 of this Agreement shall be true and correct in all material respects as of the Closing Date;

            (b) The Pooling and Servicing Agreement (to the extent it affects the obligations of the Seller hereunder) and all documents specified in Section 6 of this Agreement (the "Closing Documents"), in such forms as are agreed upon and acceptable to the Purchaser, the Seller, the Underwriters, the Initial Purchaser and their respective counsel in their reasonable discretion, shall be duly executed and delivered by all signatories as required pursuant to the respective terms thereof;

            (c) The Seller shall have delivered and released to the Trustee (or a Custodian on its behalf) and the Master Servicer, respectively, all documents represented to have been or required to be delivered to the Trustee and the Master Servicer pursuant to Section 2 of this Agreement;;

            (d) All other terms and conditions of this Agreement required to be complied with on or before the Closing Date shall have been complied with in all material respects and the Seller shall have the ability to comply with all terms and conditions and perform all duties and obligations required to be complied with or performed after the Closing Date;

            (e) The Seller shall have paid all fees and expenses payable by it to the Purchaser or otherwise pursuant to this Agreement as of the Closing Date; and

            (f) The letters shall have been received from the independent accounting firm KPMG LLP, in form satisfactory to the Purchaser, relating to certain information regarding the Mortgage Loans and Certificates as set forth in the Prospectus, the Preliminary Prospectus Supplement, the Prospectus Supplement, the Preliminary Memorandum and the Memorandum.

            Both parties agree to use their best efforts to perform their respective obligations hereunder in a manner that will enable the Purchaser to purchase the Mortgage Loans on the Closing Date.

            SECTION 6. Closing Documents. The Closing Documents shall consist of the following:

            (a) This Agreement duly executed by the Purchaser and the Seller;

            (b) A certificate of the Seller, executed by a duly authorized officer of the Seller and dated the Closing Date, and upon which the Purchaser, the Underwriters and the Initial Purchaser may rely, to the effect that: (i) the representations and warranties of the Seller in this Agreement are true and correct in all material respects at and as of the Closing Date with the same effect as if made on such date; and (ii) the Seller has, in all material respects, complied with all the agreements and satisfied all the conditions on its part that are required under this Agreement to be performed or satisfied at or prior to the Closing Date;

            (c) An officer's certificate from an officer of the Seller (signed in his/her capacity as an officer), dated the Closing Date, and upon which the Purchaser may rely, to the effect that each individual who, as an officer or representative of the Seller, signed this Agreement or any other document or certificate delivered on or before the Closing Date in connection with the transactions contemplated herein, was at the respective times of such signing and delivery, and is as of the Closing Date, duly elected or appointed, qualified and acting as such officer or representative, and the signatures of such persons appearing on such documents and certificates are their genuine signatures;

            (d) An officer's certificate from an officer of the Seller (signed in his/her capacity as an officer), dated the Closing Date, and upon which the Purchaser, the Underwriters and the Initial Purchaser may rely, to the effect that with respect to the Seller, the Mortgage Loans, the related Mortgagors and the related Mortgaged Properties (i) such officer has carefully examined the Specified Portions of the Preliminary Prospectus Supplement together with all other Time of Sale Information delivered prior to the Time of Sale and nothing has come to his attention that would lead him to believe that the Specified Portions of the Preliminary Prospectus Supplement together with all other Time of Sale Information delivered prior to the Time of Sale, as of the Time of Sale, or as of the Closing Date, included or include any untrue statement of a material fact relating to the Mortgage Loans or omitted or omit to state therein a material fact necessary in order to make the statements therein relating to the Mortgage Loans, in light of the circumstances under which they were made, not misleading, (ii) such officer has carefully examined the Specified Portions of the Prospectus Supplement and nothing has come to his attention that would lead him to believe that the Specified Portions of the Prospectus Supplement, as of the date of the Prospectus Supplement, or as of the Closing Date, included or include any untrue statement of a material fact relating to the Mortgage Loans or omitted or omit to state therein a material fact necessary in order to make the statements therein relating to the Mortgage Loans, in light of the circumstances under which they were made, not misleading, (iii) such officer has examined the Specified Portions of the Memorandum and nothing has come to his attention that would lead him to believe that the Specified Portions of the Memorandum, as of the date thereof or as of the Closing Date, included or include any untrue statement of a material fact relating to the Mortgage Loans or omitted or omit to state therein a material fact necessary in order to make the statements therein related to the Mortgage Loans, in the light of the circumstances under which they were made, not misleading. The "Specified Portions" of the Preliminary Prospectus Supplement or the Prospectus Supplement, as applicable, shall consist of Annex A and Annex D thereto, the diskette which accompanies the Prospectus Supplement (insofar as such diskette is consistent with such Annex A) and the following sections of the Preliminary Prospectus Supplement or the Prospectus Supplement, as applicable (exclusive of any statements in such sections that purport to summarize the servicing and administration provisions of the Pooling and Servicing Agreement): "SUMMARY OF PROSPECTUS SUPPLEMENT--THE PARTIES--The Mortgage Loan Sellers", "SUMMARY OF PROSPECTUS SUPPLEMENT--THE MORTGAGE LOANS", "RISK FACTORS--The Mortgage Loans", "DESCRIPTION OF THE MORTGAGE POOL--General", "--Mortgage Loan History", "--Certain Terms and Conditions of the Mortgage Loans", "--Assessments of Property Condition", "--Co-Lender Loans", "--Additional Mortgage Loan Information", "--Twenty Largest Mortgage Loans", "--The Mortgage Loan Sellers", "--The Sponsors" and "--Representations and Warranties; Repurchases and Substitutions". The "Specified Portions" of the Memorandum shall consist of the Specified Portions of the Prospectus Supplement, the first and second full paragraphs on page "v" of the Memorandum.

            (e) The resolutions of the requisite committee of the Seller's special loan committee authorizing the Seller's entering into the transactions contemplated by this Agreement, the articles of association and by-laws of the Seller, and an original or copy of a certificate of good standing of the Seller issued by the Comptroller of the Currency not earlier than sixty (60) days prior to the Closing Date;

            (f) A written opinion of counsel for the Seller (which opinion may be from in-house counsel, outside counsel or a combination thereof), reasonably satisfactory to the Purchaser, its counsel and the Rating Agencies, dated the Closing Date and addressed to the Purchaser, the Trustee, the Underwriters, the Initial Purchaser and each of the Rating Agencies, together with such other written opinions as may be required by the Rating Agencies; and

            (g) Such further certificates, opinions and documents as the Purchaser may reasonably request.

            SECTION 7. Indemnification.

            (a) The Seller shall indemnify and hold harmless the Purchaser, the Underwriters, the Initial Purchaser, their respective officers and directors, and each person, if any, who controls the Purchaser, any Underwriter or any Initial Purchaser within the meaning of either Section 15 of the Securities Act of 1933, as amended (the "1933 Act") or Section 20 of the Securities Exchange Act of 1934, as amended (the "1934 Act"), against any and all losses, expenses (including the reasonable fees and expenses of legal counsel), claims, damages or liabilities, joint or several, to which they or any of them may become subject under the 1933 Act, the 1934 Act or other federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) (i) arise out of or are based upon a breach of the representations made by the Seller in Section 3(a)(ix) hereof, (ii) arise out of or are based upon a breach or violation of the representations made by the Seller in Section 3(a)(x) hereof, (iii) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in (A) the Prospectus Supplement, the Preliminary Memorandum, the Memorandum, the Diskette or in any revision or amendment of or supplement to any of the foregoing, (B) any Time of Sale Information or any Issuer Information contained in any Free Writing Prospectus prepared by or on behalf of the Underwriters (an "Underwriter Free Writing Prospectus") or contained in any Free Writing Prospectus which is required to be filed in accordance with the terms of the Underwriting Agreement, (C) any items similar to Free Writing Prospectuses forwarded by the Seller to the Initial Purchaser, or in any revision or amendment of or supplement to any of the foregoing or (D) the summaries, reports, documents and other written and computer materials and all other information regarding the Mortgage Loans or the Seller furnished by the Seller for review by prospective investors (the items in (A), (B), (C) and (D) above being defined as the "Disclosure Material"), or (iv) arise out of or are based upon the omission or alleged omission to state therein (in the case of Free Writing Prospectuses, when read in conjunction with the other Time of Sale Information, in the case of any items similar to Free Writing Prospectuses, when read in conjunction with the Memorandum) and in the case of any summaries, reports, documents, written or computer materials, or other information contemplated in clause (D) above, when read in conjunction with the Memorandum, and in the case of any Free Writing Prospectus, when read in conjunction with the other Time of Sale Information, a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; but, with respect to any Disclosure Material described in clauses (A), (B) and (C) of the definition thereof, only if and to the extent that (I) any such untrue statement or alleged untrue statement or omission or alleged omission occurring in, or with respect to, such Disclosure Material, arises out of or is based upon an untrue statement or omission with respect to the Mortgage Loans, the related Mortgagors and/or the related Mortgaged Properties contained in the Data File (it being herein acknowledged that the Data File was and will be used to prepare the Preliminary Prospectus Supplement and the Prospectus Supplement, including without limitation Annex A thereto, any other Time of Sale Information, the Preliminary Memorandum, the Memorandum and the Diskette with respect to the Registered Certificates and any items similar to Free Writing Prospectuses forwarded to prospective investors in the Non-Registered Certificates and any Free Writing Prospectus), (II) any such untrue statement or alleged untrue statement or omission or alleged omission of a material fact occurring in, or with respect to, such Disclosure Material, is with respect to, or arises out of or is based upon an untrue statement or omission of a material fact with respect to, the information regarding the Mortgage Loans, the related Mortgagors, the related Mortgaged Properties and/or the Seller set forth in the Specified Portions of the Preliminary Prospectus Supplement, the Prospectus Supplement, the Preliminary Memorandum, or the Memorandum, (III) any such untrue statement or alleged untrue statement or omission or alleged omission occurring in, or with respect to, such Disclosure Material, arises out of or is based upon a breach of the representations and warranties of the Seller set forth in or made pursuant to Section 3 hereof or (IV) any such untrue statement or alleged untrue statement or omission or alleged omission occurring in, or with respect to, such Disclosure Material, arises out of or is based upon any other written information concerning the characteristics of the Mortgage Loans, the related Mortgagors or the related Mortgaged Properties furnished to the Purchaser, the Underwriters or the Initial Purchaser by the Seller; provided, that the indemnification provided by this Section 7 shall not apply to the extent that such untrue statement or omission of a material fact was made as a result of an error in the manipulation of, or in any calculations based upon, or in any aggregation of the information regarding the Mortgage Loans, the related Mortgagors and/or the related Mortgaged Properties set forth in the Data File or Annex A to the Preliminary Prospectus Supplement or the Prospectus Supplement to the extent such information was not materially incorrect in the Data File or such Annex A, as applicable, including without limitation the aggregation of such information with comparable information relating to the Other Mortgage Loans. Notwithstanding the foregoing, the indemnification provided in this
Section 7(a) shall not inure to the benefit of any Underwriter or Initial Purchaser (or to the benefit of any person controlling such Underwriter or Initial Purchaser) from whom the person asserting claims giving rise to any such losses, claims, damages, expenses or liabilities purchased Certificates if (x) the subject untrue statement or omission or alleged untrue statement or omission made in any Disclosure Material (exclusive of the Prospectus or any corrected or amended Prospectus or the Memorandum or any corrected or amended Memorandum) is eliminated or remedied in the Prospectus or the Memorandum or, with respect to any Time of Sale Information only, by the delivery of a Corrected Free Writing Prospectus prior to the Time of Sale (in each case, as corrected or amended, if applicable), as applicable, and (y) a copy of the Prospectus, Memorandum or Corrected Free Writing Prospectus (in each case, as corrected or amended, if applicable), as applicable, shall not have been sent to such person at or prior to the Time of Sale of such Certificates, and (z) in the case of a corrected or amended Prospectus, Memorandum or Corrected Free Writing Prospectus, such Underwriter or Initial Purchaser received electronically or in writing notice of such untrue statement or omission and updated information concerning the untrue statement or omission at least one Business Day prior to the Time of Sale. The Seller shall, subject to clause (c) below, reimburse each such indemnified party, as incurred, for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action.

            (b) For purposes of this Agreement, "Registration Statement" shall mean such registration statement No. 333-131262 filed by the Purchaser on Form S-3, including without limitation exhibits thereto and information incorporated therein by reference; "Base Prospectus" shall mean the prospectus, dated October 19, 2006, as supplemented by the prospectus supplement, dated August 10, 2007 (the "Prospectus Supplement" and, together with the Base Prospectus, the "Prospectus") relating to the Registered Certificates, including all annexes thereto; "Preliminary Prospectus Supplement" shall mean the free writing prospectus, dated July 31, 2007, consisting of the preliminary free writing prospectus, including the base prospectus, dated October 19, 2006 attached thereto, as supplemented and corrected by that certain free writing prospectus, dated August 9, 2007; "Preliminary Memorandum" shall mean the preliminary private placement memorandum, dated August 9, 2007, relating to the Non-Registered Certificates, including all annexes thereto; "Memorandum" shall mean the private placement memorandum, dated August 10, 2007, relating to the Non-Registered Certificates, including all exhibits thereto; "Registered Certificates" shall mean the Class A-1, Class A-2, Class A-3, Class A-PB, Class A-4, Class A-5, Class A-1A, Class IO, Class A-M, Class A-J, Class B, Class C, Class D, Class E and Class F Certificates; "Non-Registered Certificates" shall mean the Certificates other than the Registered Certificates; "Diskette" shall mean the diskette or compact disc attached to each of the Preliminary Prospectus Supplement, the Prospectus, and the Memorandum; and "Data File" shall mean the compilation of information and data regarding the Mortgage Loans covered by the Agreed Upon Procedures Letters, dated August 22, 2007 and rendered by KPMG LLP (a "hard copy" of which Data File was initialed on behalf of the Seller and the Purchaser). "Free Writing Prospectus" shall mean a "free writing prospectus" as such term is defined pursuant to Rule 405 under the 1933 Act. "Corrected Free Writing Prospectus" shall mean a Free Writing Prospectus that corrects any previous Free Writing Prospectus prepared by or on behalf of any Underwriter and delivered to any purchaser that contained any untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements contained therein, in light of the circumstances in which they were made, not misleading. "Time of Sale" shall mean the time at which sales to investors of the Certificates were first made as determined in accordance with Rule 159 of the 1933 Act. "Time of Sale Information" shall mean each free writing prospectus listed on Exhibit B hereto. "Issuer Information" shall have the meaning given to such term in Rule 433(h) under the 1933 Act (as discussed by the Securities and Exchange Commission (the "Commission") in footnote 271 of the Commission's Securities Offering Reform Release No. 33--8591). "Regulation AB" shall have the meaning as defined in Subpart 229.1100 - Asset Backed Securities (Regulation AB), 17 C.F.R. ss.ss.229.1100-229.1123 of the 1933 Act, as such may be amended from time to time, and subject to such clarification and interpretation as have been provided by the Commission in the adopting release (Asset-Backed Securities, Securities Act Release No. 33-8518, 70 Fed. Reg. 1,506, 1,531 (Jan. 7, 2005)) or by the staff of the Commission, or as may be provided by the Commission or its staff from time to time.

            (c) As promptly as reasonably practicable after receipt by any person entitled to indemnification under this Section 7 (an "indemnified party") of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the Seller (the "indemnifying party") under this Section 7, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party will not relieve it from any liability that it may have to any indemnified party under Section 7(a) (except to the extent that such omission has prejudiced the indemnifying party in any material respect) or from any liability which it may have otherwise than under this Section 7. In case any such action is brought against any indemnified party and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein, and to the extent that it may elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof, with counsel selected by the indemnifying party and reasonably satisfactory to such indemnified party; provided, however, that if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party or parties shall have reasonably concluded that there may be legal defenses available to it or them and/or other indemnified parties that are different from or additional to those available to the indemnifying party, the indemnified party shall have the right to select separate counsel to assert such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties. Upon receipt of notice from the indemnifying party to such indemnified party of its election so to assume the defense of such action and approval by the indemnified party of counsel, the indemnifying party will not be liable for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof, unless (i) the indemnified party shall have employed separate counsel in connection with the assertion of legal defenses in accordance with the proviso to the preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel, approved by the Purchaser, the Underwriters and the Initial Purchaser, representing all the indemnified parties under Section 7(a) who are parties to such action), (ii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of the action or (iii) the indemnifying party has authorized the employment of counsel for the indemnified party at the expense of the indemnifying party; and except that, if clause (i) or (iii) is applicable, such liability shall only be in respect of the counsel referred to in such clause (i) or (iii). Unless it shall assume the defense of any proceeding, an indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent but, if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party shall indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel or any other expenses for which the indemnifying party is obligated under this subsection, the indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than forty-five (45) days after receipt by such indemnifying party of the aforesaid request and (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement. If an indemnifying party assumes the defense of any proceeding, it shall be entitled to settle such proceeding with the consent of the indemnified party or, if such settlement provides for an unconditional release of the indemnified party in connection with all matters relating to the proceeding that have been asserted against the indemnified party in such proceeding by the other parties to such settlement, which release does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party without the consent of the indemnified party.

            (d) If the indemnification provided for in this Section 7 is unavailable to an indemnified party under Section 7(a) hereof or insufficient in respect of any losses, claims, damages or liabilities referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities, in such proportion as is appropriate to reflect the relative fault of the indemnified and indemnifying parties in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations (taking into account the parties' relative knowledge and access to information concerning the matter with respect to which the claim was asserted, the opportunity to correct and prevent any statement or omission or failure to comply, and any other equitable considerations appropriate under the circumstances). The relative fault of the indemnified and indemnifying parties shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by such parties; provided that no Underwriter or Initial Purchaser shall be obligated to contribute more than its share of underwriting discounts and commissions and other fees pertaining to the Certificates, less any damages otherwise paid by such Underwriter or Initial Purchaser with respect to such loss, liability, claim, damage or expense. It is hereby acknowledged that the respective Underwriters' and Initial Purchaser's obligations under this Section 7 shall be several and not joint. For purposes of this Section, each person, if any, who controls an Underwriter or an Initial Purchaser within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act, and such Underwriter's or Initial Purchaser's officers and directors, shall have the same rights to contribution as such Underwriter or Initial Purchaser, as the case may be, and each director of the Seller and each person, if any who controls the Seller within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act shall have the same rights to contribution as the Seller.

            (e) The Purchaser and the Seller agree that it would not be just and equitable if contribution pursuant to Section 7(d) were determined by pro rata allocation or by any other method of allocation that does not take account of the considerations referred to in Section 7(d) above. The amount paid or payable by an indemnified party as a result of the losses, claims, damages and liabilities referred to in this Section 7 shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim, except where the indemnified party is required to bear such expenses pursuant to this Section 7, which expenses the indemnifying party shall pay as and when incurred, at the request of the indemnified party, to the extent that the indemnifying party will be ultimately obligated to pay such expenses. If any expenses so paid by the indemnifying party are subsequently determined to not be required to be borne by the indemnifying party hereunder, the party that received such payment shall promptly refund the amount so paid to the party which made such payment. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

            (f) The indemnity and contribution agreements contained in this
Section 7 shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by the Purchaser, the Underwriters, the Initial Purchaser, any of their respective directors or officers, or any person controlling the Purchaser, the Underwriters or the Initial Purchaser and (iii) acceptance of and payment for any of the Certificates.

            (g) Without limiting the generality or applicability of any other provision of this Agreement, the Underwriters, the Initial Purchaser and their directors, officers and controlling parties shall be third-party beneficiaries of the provisions of this Section 7.

            SECTION 8. Costs. The Seller shall pay (or shall reimburse the Purchaser to the extent that the Purchaser has paid) the Seller's pro rata portion of the aggregate of the following amounts (the Seller's pro rata portion to be determined according to the percentage that the Wachovia Mortgage Loan Balance represents as of the Cut-Off Date Pool Balance): (i) the costs and expenses of printing and delivering the Pooling and Servicing Agreement and the Certificates; (ii) the costs and expenses of printing (or otherwise reproducing) and delivering a final Prospectus, Term Sheet, Preliminary Prospectus Supplement, each other Free Writing Prospectus, Preliminary Memorandum, and Memorandum relating to the Certificates; (iii) the initial fees, costs, and expenses of the Trustee (including reasonable attorneys' fees); (iv) the filing fee charged by the Commission for registration of the Certificates so registered; (v) the fees charged by the Rating Agencies to rate the Certificates so rated; (vi) the fees and disbursements of a firm of certified public accountants selected by the Purchaser and the Seller with respect to numerical information in respect of the Mortgage Loans and the Certificates included in any Free Writing Prospectus, the Prospectus Supplement, the Preliminary Memorandum, and the Memorandum, including in respect of the cost of obtaining any "comfort letters" with respect to such items; (vii) the reasonable out-of-pocket costs and expenses in connection with the qualification or exemption of the Certificates under state securities or "Blue Sky" laws, including filing fees and reasonable fees and disbursements of counsel in connection therewith, in connection with the preparation of any "Blue Sky" survey and in connection with any determination of the eligibility of the Certificates for investment by institutional investors and the preparation of any legal investment survey; (viii) the expenses of printing any such "Blue Sky" survey and legal investment survey; and (ix) the reasonable fees and disbursements of counsel to the Underwriters or Initial Purchaser; provided, however, Seller shall pay (or shall reimburse the Purchaser to the extent that the Purchaser has paid) the expense of recording any assignment of Mortgage or assignment of Assignment of Leases as contemplated by Section 2 hereof with respect to the Seller's Mortgage Loans. All other costs and expenses in connection with the transactions contemplated hereunder shall be borne by the party incurring such expense.

            SECTION 9. Grant of a Security Interest. It is the express intent of the parties hereto that the conveyance of the Mortgage Loans by the Seller to the Purchaser as provided in Section 2 hereof be, and be construed as, a sale of the Mortgage Loans by the Seller to the Purchaser and not as a pledge of the Mortgage Loans by the Seller to the Purchaser to secure a debt or other obligation of the Seller. However, if, notwithstanding the aforementioned intent of the parties, the Mortgage Loans are held to be property of the Seller, then,
(a) it is the express intent of the parties that such conveyance be deemed a pledge of the Mortgage Loans by the Seller to the Purchaser to secure a debt or other obligation of the Seller, and (b) (i) this Agreement shall also be deemed to be a security agreement within the meaning of Article 9 of the Uniform Commercial Code of the applicable jurisdiction; (ii) the conveyance provided for in Section 2 hereof shall be deemed to be a grant by the Seller to the Purchaser of a security interest in all of the Seller's right, title and interest in and to the Mortgage Loans, and all amounts payable to the holder of the Mortgage Loans in accordance with the terms thereof, and all proceeds of the conversion, voluntary or involuntary, of the foregoing into cash, instruments, securities or other property, including, without limitation, all amounts, other than investment earnings, from time to time held or invested in the Certificate Account, the Distribution Account or, if established, the REO Account (each as defined in the Pooling and Servicing Agreement) whether in the form of cash, instruments, securities or other property; (iii) the assignment to the Trustee of the interest of the Purchaser as contemplated by Section 1 hereof shall be deemed to be an assignment of any security interest created hereunder; (iv) the possession by the Trustee or any of its agents, including, without limitation, the Custodian, of the Mortgage Notes, and such other items of property as constitute instruments, money, negotiable documents or chattel paper shall be deemed to be possession by the secured party for purposes of perfecting the security interest pursuant to Section 9-313 of the Uniform Commercial Code of the applicable jurisdiction; and (v) notifications to persons (other than the Trustee) holding such property, and acknowledgments, receipts or confirmations from persons (other than the Trustee) holding such property, shall be deemed notifications to, or acknowledgments, receipts or confirmations from, financial intermediaries, bailees or agents (as applicable) of the secured party for the purpose of perfecting such security interest under applicable law. The Seller and the Purchaser shall, to the extent consistent with this Agreement, take such actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the Mortgage Loans, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of this Agreement and the Pooling and Servicing Agreement.

            SECTION 10. Covenants of Purchaser. The Purchaser shall provide the Seller with all forms of Disclosure Materials (including the Preliminary Prospectus Supplement, the final form of the Memorandum, and the final form of the Prospectus Supplement) promptly upon any such document becoming available.

            SECTION 11. Notices. All notices, copies, requests, consents, demands and other communications required hereunder shall be in writing and telecopied or delivered to the intended recipient at the "Address for Notices" specified beneath its name on the signature pages hereof or, as to either party, at such other address as shall be designated by such party in a notice hereunder to the other party. Except as otherwise provided in this Agreement, all such communications shall be deemed to have been duly given when transmitted by telecopier or personally delivered or, in the case of a mailed notice, upon receipt, in each case given or addressed as aforesaid.

            SECTION 12. Representations, Warranties and Agreements to Survive Delivery. All representations, warranties and agreements contained in this Agreement, incorporated herein by reference or contained in the certificates of officers of the Seller submitted pursuant hereto, shall remain operative and in full force and effect and shall survive delivery of the Mortgage Loans by the Seller to the Purchaser (and by the Purchaser to the Trustee).

            SECTION 13. Severability of Provisions. Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or which is held to be void or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof. Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or unenforceable or is held to be void or unenforceable in any particular jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereto waive any provision of law which prohibits or renders void or unenforceable any provision hereof.

            SECTION 14. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, but which together shall constitute one and the same agreement.

            SECTION 15. GOVERNING LAW. THIS AGREEMENT AND THE RIGHTS, DUTIES, OBLIGATIONS AND RESPONSIBILITIES OF THE PARTIES HERETO SHALL BE GOVERNED IN ACCORDANCE WITH THE INTERNAL LAWS AND DECISIONS OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES. THE PARTIES HERETO INTEND THAT THE PROVISIONS OF
SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW SHALL APPLY TO THIS AGREEMENT.

            SECTION 16. Attorneys Fees. If any legal action, suit or proceeding is commenced between the Seller and the Purchaser regarding their respective rights and obligations under this Agreement, the prevailing party shall be entitled to recover, in addition to damages or other relief, costs and expenses, attorneys' fees and court costs (including, without limitation, expert witness fees). As used herein, the term "prevailing party" shall mean the party which obtains the principal relief it has sought, whether by compromise settlement or judgment. If the party which commenced or instituted the action, suit or proceeding shall dismiss or discontinue it without the concurrence of the other party, such other party shall be deemed the prevailing party.

            SECTION 17. Further Assurances. The Seller and the Purchaser agree to execute and deliver such instruments and take such further actions as the other party may, from time to time, reasonably request in order to effectuate the purposes and to carry out the terms of this Agreement.

            SECTION 18. Successors and Assigns. The rights and obligations of the Seller under this Agreement shall not be assigned by the Seller without the prior written consent of the Purchaser, except that any person into which the Seller may be merged or consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Seller is a party, or any person succeeding to all or substantially all of the business of the Seller, shall be the successor to the Seller hereunder. The Purchaser has the right to assign its interest under this Agreement, in whole or in part, as may be required to effect the purposes of the Pooling and Servicing Agreement, and the assignee shall, to the extent of such assignment, succeed to the rights and obligations hereunder of the Purchaser. Subject to the foregoing, this Agreement shall bind and inure to the benefit of and be enforceable by the Seller, the Purchaser, the Underwriters and the Initial Purchaser (each as intended third party beneficiaries hereof) and their permitted successors and assigns, and the officers, directors and controlling persons referred to in Section 7. This Agreement is enforceable by the Underwriters, the Initial Purchaser and the other third party beneficiaries hereto in all respects to the same extent as if they had been signatories hereof.

            SECTION 19. Amendments. No term or provision of this Agreement may be waived or modified unless such waiver or modification is in writing and signed by a duly authorized officer of the party, or third party beneficiary, against whom such waiver or modification is sought to be enforced. No amendment to the Pooling and Servicing Agreement which relates to defined terms contained therein, Section 2.01(d) thereof or the repurchase obligations or any other obligations of the Seller shall be effective against the Seller (in such capacity) unless the Seller shall have agreed to such amendment in writing.

            SECTION 20. Accountants' Letters. The parties hereto shall cooperate with KPMG LLP in making available all information and taking all steps reasonably necessary to permit such accountants to deliver the letters required by the Underwriting Agreement.

            IN WITNESS WHEREOF, the Seller and the Purchaser have caused their names to be signed hereto by their respective duly authorized officers as of the date first above written.


                                    SELLER
                                    ------


                                    WACHOVIA BANK, NATIONAL ASSOCIATION


                                    By: /s/ Charles L. Culbreth
                                       -----------------------------------------
                                       Name:  Charles L. Culbreth
                                       Title: Managing Director

                                    Address for Notices:

                                    One Wachovia Center
                                    301 South College Street
                                    Charlotte, North Carolina  28288-0166
                                    Telecopier No.: (704) 383-1942
                                    Telephone No.:  (704) 374-6161



                                    PURCHASER
                                    ---------


                                    WACHOVIA COMMERCIAL MORTGAGE
                                      SECURITIES, INC.



                                    By: /s/ Elizabeth K. Stinson
                                       -----------------------------------------
                                       Name:  Elizabeth K. Stinson
                                       Title: Vice President

                                    Address for Notices:

                                    One Wachovia Center
                                    301 South College Street
                                    Charlotte, North Carolina  28288-0166
                                    Telecopier No.: (704) 383-1942
                                    Telephone No.:  (704) 374-6161

                                   SCHEDULE I

                 General Mortgage Representations and Warranties

1. The information pertaining to each Mortgage Loan set forth in the Mortgage Loan Schedule was true and correct in all material respects as of the Cut-Off Date.

2. As of the date of its origination, such Mortgage Loan complied in all material respects with, or was exempt from, all requirements of federal, state or local law relating to the origination of such Mortgage Loan.

3. Immediately prior to the sale, transfer and assignment to the Purchaser, the Seller had good and marketable title to, and was the sole owner of, each Mortgage Loan, and the Seller is transferring such Mortgage Loan free and clear of any and all liens, pledges, charges or security interests of any nature encumbering such Mortgage Loan. Upon consummation of the transactions contemplated by the Mortgage Loan Purchase Agreement, the Seller will have validly and effectively conveyed to the Purchaser all legal and beneficial interest in and to such Mortgage Loan free and clear of any pledge, lien or security interest.

4. The proceeds of such Mortgage Loan have been fully disbursed and there is no requirement for future advances thereunder by the Mortgagee.

5. Each related Mortgage Note, Mortgage, Assignment of Leases (if a document separate from the Mortgage) and other agreement executed in connection with such Mortgage Loan is a legal, valid and binding obligation of the related Mortgagor (subject to any non-recourse provisions therein and any state anti-deficiency or market value limit deficiency legislation), enforceable in accordance with its terms, except (a) that certain provisions contained in such Mortgage Loan documents are or may be unenforceable in whole or in part under applicable state or federal laws, but neither the application of any such laws to any such provision nor the inclusion of any such provisions renders any of the Mortgage Loan documents invalid as a whole and such Mortgage Loan documents taken as a whole are enforceable to the extent necessary and customary for the practical realization of the rights and benefits afforded thereby and (b) as such enforcement may be limited by bankruptcy, insolvency, receivership, reorganization, moratorium, redemption, liquidation or other laws affecting the enforcement of creditors' rights generally, or by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law). The related Mortgage Note and Mortgage contain no provision limiting the right or ability of the Seller to assign, transfer and convey the related Mortgage Loan to any other Person.

6. As of the date of its origination, there was no valid offset, defense, counterclaim, abatement or right to rescission with respect to any of the related Mortgage Notes, Mortgage(s) or other agreements executed in connection therewith, and, as of the Cut-Off Date, there is no valid offset, defense, counterclaim or right to rescission with respect to such Mortgage Note, Mortgage(s) or other agreements, except in each case, with respect to the enforceability of any provisions requiring the payment of default interest, late fees, additional interest, prepayment premiums or yield maintenance charges.

7. Each related assignment of Mortgage and assignment of Assignment of Leases from the Seller to the Trustee constitutes the legal, valid and binding first priority assignment from the Seller, except as such enforcement may be limited by bankruptcy, insolvency, redemption, reorganization, liquidation, receivership, moratorium or other laws relating to or affecting creditors' rights generally or by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law). Each Mortgage and Assignment of Leases is freely assignable.

8. Each related Mortgage is a valid and enforceable first lien on the related Mortgaged Property subject only to the exceptions set forth in Representation (5) above and the following title exceptions (each such title exception, a "Title Exception", and collectively, the "Title Exceptions"): (a) the lien of current real property taxes, ground rents, water charges, sewer rents and assessments not yet due and payable, (b) covenants, conditions and restrictions, rights of way, easements and other matters of public record, none of which, individually or in the aggregate, materially and adversely interferes with the current use of the Mortgaged Property or the security intended to be provided by such Mortgage or with the Mortgagor's ability to pay its obligations under the Mortgage Loan when they become due or materially and adversely affects the value of the Mortgaged Property, (c) the exceptions (general and specific) and exclusions set forth in the applicable policy described in Representation
      (12) below or appearing of record, none of which, individually or in the aggregate, materially interferes with the current use of the Mortgaged Property or the security intended to be provided by such Mortgage or with the Mortgagor's ability to pay its obligations under the Mortgage Loan when they become due or materially and adversely affects the value of the Mortgaged Property, (d) other matters to which like properties are commonly subject, none of which, individually or in the aggregate, materially and adversely interferes with the current use of the Mortgaged Property or the security intended to be provided by such Mortgage or with the Mortgagor's ability to pay its obligations under the Mortgage Loan when they become due or materially and adversely affects the value of the Mortgaged Property, (e) the right of tenants (whether under ground leases, space leases or operating leases) at the Mortgaged Property to remain following a foreclosure or similar proceeding (provided that such tenants are performing under such leases) and (f) if such Mortgage Loan is a Crossed Loan, the lien of the Mortgage for such other Mortgage Loan, none of which, individually or in the aggregate, materially and adversely interferes with the current use of the Mortgaged Property or the security intended to be provided by such Mortgage or with the Mortgagor's ability to pay its obligations under the Mortgage Loan when they become due or materially and adversely affects the value of the Mortgaged Property. Except with respect to Crossed Loans and as provided below, there are no mortgage loans that are senior or pari passu with respect to the related Mortgaged Property or such Mortgage Loan.

9. UCC Financing Statements have been filed and/or recorded (or, if not filed and/or recorded, have been submitted in proper form for filing and recording), in all public places necessary, at the time of the origination of the Mortgage Loan, to perfect a valid security interest in all items of personal property located on the Mortgaged Property that are owned by the Mortgagor and either (i) are reasonably necessary to operate the Mortgaged Property or (ii) are (as indicated in the appraisal obtained in connection with the origination of the related Mortgage Loan) material to the value of the Mortgaged Property (other than any personal property subject to a purchase money security interest or a sale and leaseback financing arrangement permitted under the terms of such Mortgage Loan or any other personal property leases applicable to such personal property), to the extent perfection may be effected pursuant to applicable law by recording or filing, and the Mortgages, security agreements, chattel Mortgages or equivalent documents related to and delivered in connection with the related Mortgage Loan establish and create a valid and enforceable lien and priority security interest on such items of personalty except as such enforcement may be limited by bankruptcy, insolvency, receivership, reorganization, moratorium, redemption, liquidation or other laws affecting the enforcement of creditor's rights generally, or by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law). Notwithstanding any of the foregoing, no representation is made as to the perfection of any security interest in rents or other personal property to the extent that possession or control of such items or actions other than the filing of UCC Financing Statements are required in order to effect such perfection.

10. All real estate taxes and governmental assessments, or installments thereof, which would be a lien on the Mortgaged Property and that prior to the Cut-Off Date have become delinquent in respect of each related Mortgaged Property have been paid, or an escrow of funds in an amount sufficient to cover such payments has been established. For purposes of this representation and warranty, real estate taxes and governmental assessments and installments thereof shall not be considered delinquent until the earlier of (a) the date on which interest and/or penalties would first be payable thereon and (b) the date on which enforcement action is entitled to be taken by the related taxing authority.

11. To the Seller's actual knowledge as of the Cut-Off Date, and to the Seller's actual knowledge based solely upon due diligence customarily performed with the origination of comparable Mortgage Loans by the Seller, each related Mortgaged Property was free and clear of any material damage (other than deferred maintenance for which escrows were established at origination) that would affect materially and adversely the value of such Mortgaged Property as security for the Mortgage Loan and to the Seller's actual knowledge as of the Cut-Off Date there was no proceeding pending for the total or partial condemnation of such Mortgaged Property.

12. The lien of each related Mortgage as a first priority lien in the original principal amount of such Mortgage Loan after all advances of principal (as set forth on the Mortgage Loan Schedule) is insured by an ALTA lender's title insurance policy (or a binding commitment therefor), or its equivalent as adopted in the applicable jurisdiction, insuring the Seller, its successors and assigns, subject only to the Title Exceptions; the Seller or its successors or assigns is the named insured of such policy; such policy is assignable without consent of the insurer and will inure to the benefit of the Trustee as mortgagee of record; is in full force and effect upon the consummation of the transactions contemplated by this Agreement; all premiums thereon have been paid; no claims have been made under such policy and the Seller has not done anything, by act or omission, and the Seller has no actual knowledge of any matter, which would impair or diminish the coverage of such policy. The insurer issuing such policy is either (x) a nationally recognized title insurance company or (y) qualified to do business in the jurisdiction in which the related Mortgaged Property is located to the extent required; such policy contains no material exclusions for, or affirmatively insures (except for any Mortgaged Property located in a jurisdiction where such insurance is not available) (a) access to a public road (except as provided below) or (b) against any loss due to encroachments of any material portion of the improvements thereon.

13. Except as provided below, as of the date of its origination, all insurance coverage required under each related Mortgage, which insurance covered such risks as were customarily acceptable to prudent commercial and multifamily mortgage lending institutions lending on the security of property comparable to the related Mortgaged Property in the jurisdiction in which such Mortgaged Property is located, and with respect to a fire and extended perils insurance policy, is in an amount (subject to a customary deductible) at least equal to the lesser of (i) the replacement cost of improvements located on such Mortgaged Property, or (ii) the initial principal balance of the Mortgage Loan, and in any event, the amount necessary to prevent operation of any co-insurance provisions; and, except if such Mortgaged Property is operated as a mobile home park, is also covered by business interruption or rental loss insurance, in an amount at least equal to 12 months of operations of the related Mortgaged Property (or in the case of a Mortgaged Property without any elevator, 6 months), all of which was in full force and effect with respect to each related Mortgaged Property; and, except as provided below, as of the Cut-Off Date, to the actual knowledge of the Seller, all insurance coverage required under each Mortgage, which insurance covers such risks and is in such amounts as are customarily acceptable to prudent commercial and multifamily mortgage lending institutions lending on the security of property comparable to the related Mortgaged Property in the jurisdiction in which such Mortgaged Property is located, is in full force and effect with respect to each related Mortgaged Property; all premiums due and payable through the Closing Date have been paid; and no notice of termination or cancellation with respect to any such insurance policy has been received by the Seller; and except for certain amounts not greater than amounts which would be considered prudent by an institutional commercial and/or multifamily mortgage lender with respect to a similar Mortgage Loan and which are set forth in the related Mortgage, any insurance proceeds in respect of a casualty loss, will be applied either
      (i) to the repair or restoration of all or part of the related Mortgaged Property or (ii) the reduction of the outstanding principal balance of the Mortgage Loan, subject in either case to requirements with respect to leases at the related Mortgaged Property and to other exceptions customarily provided for by prudent institutional lenders for similar loans. The Mortgaged Property is also covered by comprehensive general liability insurance against claims for personal and bodily injury, death or property damage occurring on, in or about the related Mortgaged Property, in an amount customarily required by prudent institutional lenders.

      The insurance policies contain a standard mortgagee clause naming the Seller, its successors and assigns as loss payee, in the case of a property insurance policy, and additional insured in the case of a liability insurance policy and provide that they are not terminable without 30 days prior written notice to the Mortgagee (or, with respect to non-payment, 10 days prior written notice to the Mortgagee) or such lesser period as prescribed by applicable law. Each Mortgage requires that the Mortgagor maintain insurance as described above or permits the Mortgagee to require insurance as described above, and permits the Mortgagee to purchase such insurance at the Mortgagor's expense if Mortgagor fails to do so.

14. Except as provided below, (a) other than payments due but not yet 30 days or more delinquent, to the Seller's actual knowledge, based upon due diligence customarily performed with the servicing of comparable mortgage loans by prudent institutional lenders, there is no material default, breach, violation or event of acceleration existing under the related Mortgage or the related Mortgage Note, and to the Seller's actual knowledge no event (other than payments due but not yet delinquent) which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a material default, breach, violation or event of acceleration, provided, however, that this representation and warranty does not address or otherwise cover any default, breach, violation or event of acceleration that specifically pertains to any matter otherwise covered by any other representation and warranty made by the Seller in any paragraphs of this Schedule I or in any paragraph of
      Schedule II, and (b) the Seller has not waived any material default, breach, violation or event of acceleration under such Mortgage or Mortgage Note, except for a written waiver contained in the related Mortgage File being delivered to the Purchaser, and pursuant to the terms of the related Mortgage or the related Mortgage Note and other documents in the related Mortgage File no Person or party other than the holder of such Mortgage Note may declare any event of default or accelerate the related indebtedness under either of such Mortgage or Mortgage Note.

15. As of the Closing Date, each Mortgage Loan is not, and in the prior 12 months (or since the date of origination if such Mortgage Loan has been originated within the past 12 months), has not been, 30 days or more past due in respect of any Scheduled Payment.

16. Except with respect to ARD Loans, which provide that the rate at which interest accrues thereon increases after the Anticipated Repayment Date, the Mortgage Rate (exclusive of any default interest, late charges or prepayment premiums) of such Mortgage Loan is a fixed rate.

17. Each related Mortgage does not provide for or permit, without the prior written consent of the holder of the Mortgage Note, each related Mortgaged Property to secure any other promissory note or obligation except as expressly described in such Mortgage.

18. Each Mortgage Loan is directly secured by a Mortgage on a commercial property or a multifamily residential property, and either (a) substantially all of the proceeds of such Mortgage Loan were used to acquire, improve or protect the portion of such commercial or multifamily residential property that consists of an interest in real property (within the meaning of Treasury Regulations Sections 1.856-3(c) and 1.856-3(d)) and such interest in real property was the only security for such Mortgage Loan as of the Testing Date (as defined below), or (b) the fair market value of the interest in real property which secures such Mortgage Loan was at least equal to 80% of the principal amount of the Mortgage Loan (i) as of the Testing Date, or (ii) as of the Closing Date. For purposes of the previous sentence, (A) the fair market value of the referenced interest in real property shall first be reduced by (1) the amount of any lien on such interest in real property that is senior to the Mortgage Loan, and (2) a proportionate amount of any lien on such interest in real property that is on a parity with the Mortgage Loan, and (B) the "Testing Date" shall be the date on which the referenced Mortgage Loan was originated unless (1) such Mortgage Loan was modified after the date of its origination in a manner that would cause a "significant modification" of such Mortgage Loan within the meaning of Treasury Regulations Section 1.1001-3(b), and (2) such "significant modification" did not occur at a time when such Mortgage Loan was in default or when default with respect to such Mortgage Loan was reasonably foreseeable. However, if the referenced Mortgage Loan has been subjected to a "significant modification" after the date of its origination and at a time when such Mortgage Loan was not in default or when default with respect to such Mortgage Loan was not reasonably foreseeable, the Testing Date shall be the date upon which the latest such "significant modification" occurred. The Mortgage Loan documents with respect to each Defeasance Loan do not allow such Defeasance Loan to be defeased prior to two years after the Startup Day.

19. One or more environmental site assessments or updates thereof were performed by an environmental consulting firm independent of the Seller and the Seller's affiliates with respect to each related Mortgaged Property during the 18-months preceding the origination of the related Mortgage Loan, and the Seller, having made no independent inquiry other than to review the report(s) prepared in connection with the assessment(s) referenced herein, has no actual knowledge and has received no notice of any material and adverse environmental condition or circumstance affecting such Mortgaged Property that was not disclosed in such report(s). If any such environmental report identified any Recognized Environmental Condition (REC), as that term is defined in the Standard Practice for Environmental Site Assessments: Phase I Environmental Site Assessment Process Designation: E 1527-00, as recommended by the American Society for Testing and Materials (ASTM), with respect to the related Mortgaged Property and the same have not been subsequently addressed in all material respects, then either (i) an escrow greater than 100% of the amount identified as necessary by the environmental consulting firm to address the REC is held by the Seller for purposes of effecting same (and the Mortgagor has covenanted in the Mortgage Loan documents to perform such work), (ii) the related Mortgagor or other responsible party having financial resources reasonably estimated to be adequate to address the REC is required to take such actions or is liable for the failure to take such actions, if any, with respect to such circumstances or conditions as have been required by the applicable governmental regulatory authority or any environmental law or regulation, (iii) the Mortgagor has provided an environmental insurance policy, (iv) an operations and maintenance plan has been or will be implemented or (v) such conditions or circumstances were investigated further and based upon such additional investigation, a qualified environmental consultant recommended no further investigation or remediation. All environmental assessments or updates that were in the possession of the Seller and that relate to a Mortgaged Property insured by an environmental insurance policy have been delivered to or disclosed to the environmental insurance carrier issuing such policy prior to the issuance of such policy.

20. Each related Mortgage and Assignment of Leases, together with applicable state law, contains customary and enforceable provisions for comparable mortgaged properties similarly situated such as to render the rights and remedies of the holder thereof adequate for the practical realization against the Mortgaged Property of the benefits of the security, including realization by judicial or, if applicable, non-judicial foreclosure, subject to the effects of bankruptcy, insolvency, reorganization, receivership, moratorium, redemption, liquidation or similar law affecting the right of creditors and the application of principles of equity.

21. At the time of origination and, to the actual knowledge of Seller as of the Cut-Off Date, no Mortgagor is a debtor in, and no Mortgaged Property is the subject of, any state or federal bankruptcy or insolvency proceeding.

22. Each Mortgage Loan is a whole loan (except with respect to the Co-Lender Loans) and contains no equity participation by the lender or shared appreciation feature and does not provide for any contingent or additional interest in the form of participation in the cash flow of the related Mortgaged Property or, other than the ARD Loans, provide for negative amortization. The Seller holds no preferred equity interest.

23. Subject to certain exceptions, which are customarily acceptable to prudent commercial and multifamily mortgage lending institutions lending on the security of property comparable to the related Mortgaged Property, each related Mortgage or loan agreement contains provisions for the acceleration of the payment of the unpaid principal balance of such Mortgage Loan if, without complying with the requirements of the Mortgage or loan agreement, (a) the related Mortgaged Property, or any controlling interest in the related Mortgagor, is directly transferred or sold (other than by reason of family and estate planning transfers, transfers by devise, descent or operation of law upon the death of a member, general partner or shareholder of the related Mortgagor and transfers of less than a controlling interest in a mortgagor, issuance of non-controlling new equity interests, transfers among existing members, partners or shareholders in the Mortgagor or an affiliate thereof, transfers among affiliated Mortgagors with respect to Crossed Loans or multi-property Mortgage Loans or transfers of a similar nature to the foregoing meeting the requirements of the Mortgage Loan (such as pledges of ownership interests that do not result in a change of control) or a substitution or release of collateral within the parameters of Representation (26) below), or (b) the related Mortgaged Property is encumbered in connection with subordinate financing by a lien or security interest against the related Mortgaged Property, other than any existing permitted additional debt.

24. Except as set forth in the related Mortgage File, the terms of the related Mortgage Note and Mortgage(s) have not been waived, modified, altered, satisfied, impaired, canceled, subordinated or rescinded in any manner which materially interferes with the security intended to be provided by such Mortgage.

25. Except as provided below, each related Mortgaged Property was inspected by or on behalf of the related originator or an affiliate during the 12 month period prior to the related origination date.

26. Since origination, no material portion of the related Mortgaged Property has been released from the lien of the related Mortgage in any manner which materially and adversely affects the value of the Mortgage Loan or materially interferes with the security intended to be provided by such Mortgage, and, except with respect to Mortgage Loans (a) which permit defeasance by means of substituting for the Mortgaged Property (or, in the case of a Mortgage Loan secured by multiple Mortgaged Properties, one or more of such Mortgaged Properties) "government securities" as defined in the Investment Company Act of 1940, as amended, sufficient to pay the Mortgage Loans (or portions thereof) in accordance with their terms, (b) where a release of the portion of the Mortgaged Property was contemplated at origination and such portion was not considered material for purposes of underwriting the Mortgage Loan, (c) where release is conditional upon the satisfaction of certain underwriting and legal requirements and the payment of a release price that represents adequate consideration for such Mortgaged Property or the portion thereof that is being released, or (d) which permit the related Mortgagor to substitute a replacement property in compliance with REMIC Provisions or (e) which permit the release(s) of unimproved out-parcels or other portions of the Mortgaged Property that will not have a material adverse affect on the underwritten value of the security for the Mortgage Loan or that were not allocated to any value in the underwriting during the origination of the Mortgage Loan, the terms of the related Mortgage do not provide for release of any portion of the Mortgaged Property from the lien of the Mortgage except in consideration of payment in full therefor.

27. Except as provided below, to the Seller's actual knowledge, based upon a letter from governmental authorities, a legal opinion, an endorsement to the related title policy, or based upon other due diligence considered reasonable by prudent commercial conduit mortgage lenders in the area where the applicable Mortgaged Property is located, as of the date of origination of such Mortgage Loan and as of the Cut-Off Date, there are no material violations of any applicable zoning ordinances, building codes and land laws applicable to the Mortgaged Property or the use and occupancy thereof which (a) are not insured by an ALTA lender's title insurance policy (or a binding commitment therefor), or its equivalent as adopted in the applicable jurisdiction, or a law and ordinance insurance policy or (b) would have a material adverse effect on the value, operation or net operating income of the Mortgaged Property.

28. To the Seller's actual knowledge based on surveys and/or the title policy referred to herein obtained in connection with the origination of each Mortgage Loan, none of the material improvements which were included for the purposes of determining the appraised value of the related Mortgaged Property at the time of the origination of the Mortgage Loan lies outside of the boundaries and building restriction lines of such property (except Mortgaged Properties which are legal non-conforming uses), to an extent which would have a material adverse affect on the value of the Mortgaged Property or related Mortgagor's use and operation of such Mortgaged Property (unless affirmatively covered by title insurance) and no improvements on adjoining properties encroached upon such Mortgaged Property to any material and adverse extent (unless affirmatively covered by title insurance).

29. With respect to at least 95% of such Seller's Mortgage Loans (by balance) having a Cut-Off Date Balance in excess of 1% of the Initial Pool Balance, the related Mortgagor has covenanted in its organizational documents and/or the Mortgage Loan documents to own no significant asset other than the related Mortgaged Property or Mortgaged Properties, as applicable, and assets incidental to its ownership and operation of such Mortgaged Property, and to hold itself out as being a legal entity, separate and apart from any other Person.

30. No advance of funds has been made other than pursuant to the loan documents, directly or indirectly, by the Seller to the Mortgagor and, to the Seller's actual knowledge, no funds have been received from any Person other than the Mortgagor, for or on account of payments due on the Mortgage Note or the Mortgage.

31. As of the date of origination and, to the Seller's actual knowledge, as of the Cut-Off Date, there was no pending action, suit or proceeding, or governmental investigation of which it has received notice, against the Mortgagor or the related Mortgaged Property the adverse outcome of which could reasonably be expected to materially and adversely affect such Mortgagor's ability to pay principal, interest or any other amounts due under such Mortgage Loan or the security intended to be provided by the Mortgage Loan documents or the current use of the Mortgaged Property.

32. As of the date of origination, and, to the Seller's actual knowledge, as of the Cut-Off Date, if the related Mortgage is a deed of trust, a trustee, duly qualified under applicable law to serve as such, has either been properly designated and serving under such Mortgage or may be substituted in accordance with the Mortgage and applicable law.

33. The Mortgage Loan and the interest (exclusive of any default interest, late charges or prepayment premiums) contracted for on such Mortgage Loan (other than an ARD Loan after the Anticipated Repayment Date) complied as of the date of origination with, or was exempt from, applicable state or federal laws, regulations and other requirements pertaining to usury.

34. Except with respect to the Companion Loan of any Co-Lender Loan, the related Mortgage Note is not secured by any collateral that secures a Mortgage Loan that is not in the Trust Fund and each Crossed Loan that is cross-collateralized only with other Mortgage Loans sold pursuant to this Agreement.

35. The improvements located on the Mortgaged Property are either not located in a federally designated special flood hazard area or the Mortgagor is required to maintain or the mortgagee maintains, flood insurance with respect to such improvements and such policy is in full force and effect.

36. All escrow deposits and payments required pursuant to the Mortgage Loan as of the Closing Date required to be deposited with the Seller in accordance with the Mortgage Loan documents have been so deposited, are in the possession, or under the control, of the Seller or its agent.

37. To the Seller's actual knowledge, based on the due diligence customarily performed in the origination of comparable mortgage loans by prudent commercial and multifamily mortgage lending institutions with respect to the related geographic area and properties comparable to the related Mortgaged Property, as of the date of origination of the Mortgage Loan, the related Mortgagor, the related lessee, franchisor or operator was in possession of all material licenses, permits and authorizations then required for use of the related Mortgaged Property, and, as of the Cut-Off Date, the Seller has no actual knowledge that the related Mortgagor, the related lessee, franchisor or operator was not in possession of such licenses, permits and authorizations.

38. The origination (or acquisition, as the case may be), servicing and collection practices used by the Seller with respect to the Mortgage Loan have been in all respects legal and have met customary industry standards for servicing of commercial mortgage loans for conduit loan programs.

39. Except for Mortgagors under Mortgage Loans the Mortgaged Property with respect to which includes a Ground Lease, the related Mortgagor (or its affiliate) has title in the fee simple interest in each related Mortgaged Property.

40. Except as provided below, the Mortgage Loan documents for each Mortgage Loan provide that each Mortgage Loan is non-recourse to the related Mortgagor except that the related Mortgagor accepts responsibility for fraud and/or other intentional material misrepresentation. Furthermore, except as provided below, the Mortgage Loan documents for each Mortgage Loan provide that the related Mortgagor shall be liable to the lender for losses incurred due to the misapplication or misappropriation of rents collected in advance or received by the related Mortgagor after the occurrence of an event of default and not paid to the Mortgagee or applied to the Mortgaged Property in the ordinary course of business, misapplication or conversion by the Mortgagor of insurance proceeds or condemnation awards or breach of the environmental covenants in the related Mortgage Loan documents.

41. Subject to the exceptions set forth in Representation (5), the Assignment of Leases set forth in the Mortgage or separate from the related Mortgage and related to and delivered in connection with each Mortgage Loan establishes and creates a valid, subsisting and enforceable lien and security interest in the related Mortgagor's interest in all leases, subleases, licenses or other agreements pursuant to which any Person is entitled to occupy, use or possess all or any portion of the real property.

42. With respect to such Mortgage Loan, any Prepayment Premium or Yield Maintenance Charge constitutes a "customary prepayment penalty" within the meaning of Treasury Regulations Section 1.860G-1(b)(2).

43. If such Mortgage Loan contains a provision for any defeasance of mortgage collateral, such Mortgage Loan permits defeasance (1) no earlier than two years after the Closing Date, and (2) only with substitute collateral constituting "government securities" within the meaning of Treasury Regulations Section 1.860G-2(a)(8)(i) in an amount sufficient to make all scheduled payments under the Mortgage Note. In addition, if such Mortgage contains such a defeasance provision, it provides (or otherwise contains provisions pursuant to which the holder can require) that an opinion be provided to the effect that such holder has a first priority perfected security interest in the defeasance collateral. The related Mortgage Loan documents permit the lender to charge all of its expenses associated with a defeasance to the Mortgagor (including rating agencies' fees, accounting fees and attorneys' fees), and provide that the related Mortgagor must deliver (or otherwise, the Mortgage Loan documents contain certain provisions pursuant to which the lender can require) (a) an accountant's certification as to the adequacy of the defeasance collateral to make payments under the related Mortgage Loan for the remainder of its term,
      (b) an Opinion of Counsel that the defeasance complies with all applicable REMIC Provisions, and (c) assurances from the Rating Agencies that the defeasance will not result in the withdrawal, downgrade or qualification of the ratings assigned to the Certificates. Notwithstanding the foregoing, some of the Mortgage Loan documents may not affirmatively contain all such requirements, but such requirements are effectively present in such documents due to the general obligation to comply with the REMIC Provisions and/or deliver a REMIC Opinion of Counsel.

44. To the extent required under applicable law as of the date of origination, and necessary for the enforceability or collectability of the Mortgage Loan, the originator of such Mortgage Loan was authorized to do business in the jurisdiction in which the related Mortgaged Property is located at all times when it originated and held the Mortgage Loan.

45. Neither the Seller nor any affiliate thereof has any obligation to make any capital contributions to the Mortgagor under the Mortgage Loan.

46. Except with respect to the Companion Loan of any Co-Lender Loan, none of the Mortgaged Properties is encumbered, and none of the Mortgage Loan documents permits the related Mortgaged Property to be encumbered subsequent to the Closing Date without the prior written consent of the holder thereof, by any lien securing the payment of money junior to or of equal priority with, or superior to, the lien of the related Mortgage (other than Title Exceptions, taxes, assessments and contested mechanics and materialmens liens that become payable after the after the Cut-Off Date of the related Mortgage Loan).

47. An appraisal of the related Mortgaged Property was conducted in connection with the origination of such Mortgage Loan; and such appraisal satisfied the guidelines in Title XI of the Financial Institutions Reform, Recovery and Enforcement Act of 1989, as in effect on the date such Mortgage Loan was originated.

48. With respect to each Mortgage Loan secured in whole or in material part by a leasehold interest (except with respect to any Mortgage Loan also secured by a fee interest in the related Mortgaged Property), the Seller represents and warrants the following with respect to the related Ground
      Lease:

            (a) Such Ground Lease or a memorandum thereof has been or will be duly recorded no later than 30 days after the Closing Date and such Ground Lease permits the interest of the lessee thereunder to be encumbered by the related Mortgage or, if consent of the lessor thereunder is required, it has been obtained prior to the Closing Date.

            (b) Upon the foreclosure of the Mortgage Loan (or acceptance of a deed in lieu thereof), the Mortgagor's interest in such Ground Lease is assignable to the mortgagee under the leasehold estate and its assigns without the consent of the lessor thereunder (or, if any such consent is required, it has been obtained prior to the Closing Date).

            (c) Such Ground Lease may not be amended, modified, canceled or terminated without the prior written consent of the mortgagee and any such action without such consent is not binding on the mortgagee, its successors or assigns, except termination or cancellation if (a) an event of default occurs under the Ground Lease, (b) notice thereof is provided to the mortgagee and (c) such default is curable by the mortgagee as provided in the Ground Lease but remains uncured beyond the applicable cure period.

            (d) To the actual knowledge of the Seller, at the Closing Date, such Ground Lease is in full force and effect and other than payments due but not yet 30 days or more delinquent, (a) there is no material default, and (b) there is no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a material default under such Ground Lease.

            (e) The Ground Lease or ancillary agreement between the lessor and the lessee requires the lessor to give notice of any default by the lessee to the mortgagee. The Ground Lease or ancillary agreement further provides that no notice given is effective against the mortgagee unless a copy has been given to the mortgagee in a manner described in the Ground Lease or ancillary agreement.

            (f) The Ground Lease (a) is not subject to any liens or encumbrances superior to, or of equal priority with, the Mortgage, subject, however, to only the Title Exceptions or (b) is subject to a subordination, non-disturbance and attornment agreement to which the mortgagee on the lessor's fee interest in the Mortgaged Property is subject.

            (g) A mortgagee is permitted a reasonable opportunity (including, where necessary, sufficient time to gain possession of the interest of the lessee under the Ground Lease) to cure any curable default under such Ground Lease before the lessor thereunder may terminate such Ground Lease.

            (h) Such Ground Lease has an original term (together with any extension options, whether or not currently exercised, set forth therein all of which can be exercised by the mortgagee if the mortgagee acquires the lessee's rights under the Ground Lease) that extends not less than 20 years beyond the Stated Maturity Date.

            (i) Under the terms of such Ground Lease, any estoppel or consent letter received by the mortgagee from the lessor, and the related Mortgage, taken together, any related insurance proceeds or condemnation award (other than in respect of a total or substantially total loss or taking) will be applied either to the repair or restoration of all or part of the related Mortgaged Property, with the mortgagee or a trustee appointed by it having the right to hold and disburse such proceeds as repair or restoration progresses, or to the payment or defeasance of the outstanding principal balance of the Mortgage Loan, together with any accrued interest (except in cases where a different allocation would not be viewed as commercially unreasonable by any commercial mortgage lender, taking into account the relative duration of the Ground Lease and the related Mortgage and the ratio of the market value of the related Mortgaged Property to the outstanding principal balance of such Mortgage Loan).

            (j) The Ground Lease does not impose any restrictions on subletting that would be viewed as commercially unreasonable by a prudent commercial lender.

            (k) The ground lessor under such Ground Lease is required to enter into a new lease upon termination of the Ground Lease for any reason, including the rejection of the Ground Lease in bankruptcy.

                                   SCHEDULE II

                  EXCEPTIONS TO REPRESENTATIONS AND WARRANTIES


Exceptions to Representation 8
------------------------------

                   Loans                                            Description of Exception
-----------------------------------------------   ------------------------------------------------------------
152.00   Creekside Retail Center                  Wachovia's collateral is a leasehold interest in the subject
116.00   Extra Space Storage Pico Rivera II       property.  Wachovia's Mortgage is the first lien on that
4.03     Renaissance Hotel                        leasehold interest.
-----------------------------------------------   ------------------------------------------------------------
2.00     ING Hospitality Pool                     Each Mortgage Loan is cross-collateralized and
6.00     Potomac Mills                            cross-defaulted with its related Companion Loan(s), which is not included in the Mortgage Pool.  In addition, the related
                                                  Companion Loan(s) is secured by the same Mortgaged Property and the same Mortgage Loan securing each Mortgage Loan.
-----------------------------------------------   ------------------------------------------------------------
114.00   Walgreens - Bryan , TX                   Each Mortgaged Property has a right of first refusal with
122.00   Walgreens - Houston, TX                  respect to the Mortgaged Property.
121.00   Walgreens - Forth Worth, TX
126.00   Walgreens - Walterboro, SC
72.00    Walgreens - Brooklyn, NY
-----------------------------------------------   ------------------------------------------------------------

Exceptions to Representation 13
-------------------------------

                   Loans                                            Description of Exception
-----------------------------------------------   ------------------------------------------------------------
114.00   Walgreens - Bryan, TX                    The related mortgaged property is self-insured
122.00   Walgreens - Houston, TX
121.00   Walgreens - Fortworth, TX
72.00    Walgreens - Brooklyn, NY
126.00   Walgreens - Walterboro, SC
-----------------------------------------------   ------------------------------------------------------------
111.00   Twin Oaks Apartments                     Business interruption or rental loss insurance for losses
                                                  due to wind damage or other occurrences was waived and a
                                                  $427,000 letter of credit was collected at closing.
                                                  Borrower and guarantor also indemnify Lender against losses relating thereto.
-----------------------------------------------   ------------------------------------------------------------

Exceptions to Representation 19
-------------------------------

                   Loans                                            Description of Exception
-----------------------------------------------   ------------------------------------------------------------
152.00   Creekside Retail Center                  The Environmental Indemnity Agreement was waived.  Wachovia obtained and reviewed a Phase I Environmental Report for the
                                                  Property and the Deed of Trust contains the standard
                                                  environmental representations and covenants.
-----------------------------------------------   ------------------------------------------------------------

Exception to Representation 23
------------------------------

                   Loans                                            Description of Exception
-----------------------------------------------   ------------------------------------------------------------
40.00    Pocatello Square                         Mortgage permits transfers of interests in Sponsor and sole member so long as Grantor will be controlled by certain
                                                  entities.
-----------------------------------------------   ------------------------------------------------------------
19.00    High Bluff Ridge at Del Mar              Allows merger, acquisition, sale or other corporate
                                                  combination involving Prudential under some circumstances.
                                                  Allows transfer of interests from one Tenant-In-Common
                                                  Borrower to another Tenant-In-Common Borrower under some
                                                  circumstances.
-----------------------------------------------   ------------------------------------------------------------
23.00    Cole Centerpointe of Woodridge           The mortgage permits transfers of interests in Cole MT
                                                  Woodbridge IL, LLC ("Sponsor") and its sole member so long as after any such transfer Christopher I. Cole controls
                                                  Grantor (i.e., directs its management and policies).
                                                  Sponsor is permitted to transfer undivided interests in the
                                                  Mortgaged Property to up to 35 tenants-in-common ("TICs").
                                                  Transfer Fees are waived for these initial transfers and TIC transfer application fees are reduced from $5,000 to
                                                  $1,000.  The Mortgage contains customary Co-Owner Transferee criteria.
-----------------------------------------------   ------------------------------------------------------------

Exceptions to Representation 28
-------------------------------

                   Loans                                            Description of Exception
-----------------------------------------------   ------------------------------------------------------------
141.00   1101-1113 Commonwealth Avenue            Lender did not require that the existing survey be updated
84.00    1400 Worcester Road                      for closing.  The Note and Indemnity each contain a carve
                                                  out protecting the Lender against any losses resulting from matters that would have been disclosed by an updated
                                                  survey.
-----------------------------------------------   ------------------------------------------------------------
152.00   Creekside Retail Center                  Wachovia waived the survey requirement.  However, there is an additional carve-out pursuant to which Mortgagor will
                                                  indemnify Mortgagee for any losses resulting from any matter that would have been shown on a current and accurate
                                                  survey.
-----------------------------------------------   ------------------------------------------------------------
9.00     Central / Eastern Industrial Portfolio   Property is legal nonconforming due to changes in Code of
                                                  Ordinance.  Property is missing a landscape strip around the perimeter of the property.
-----------------------------------------------   ------------------------------------------------------------
52.00    Thunderbird Medical Plaza                The use of the mortgaged property is not a permitted use for the zoning, the property does not meet the minimum open
                                                  space requirement of 30% and parking is deficient 180
                                                  striped parking spaces. The mortgaged property is
                                                  grandfathered as to use, open space and parking and if the mortgaged property is damaged, it may be reconstructed and used as before if done within 12 months of such damage.
-----------------------------------------------   ------------------------------------------------------------

Exceptions to Representation 31
-------------------------------

                   Loans                                            Description of Exception
-----------------------------------------------   ------------------------------------------------------------
53.00    Victoria Center                          Hanger vs. TBC et.al.; Landry vs. Brittlebank Condominiums,
                                                  LLC, TBC et.al.; Bristol Condominiums Property Owners Assoc.
                                                  vs. Brittlebank Condominiums, LLC, TBC et.al.  There are
                                                  three lawsuits filed against The Beach Company, Borrower's manager, all based on the same cause of action for
                                                  construction defects related to the development and
                                                  construction of the Bristol Condominiums, property that is not the subject of this loan.  All suits for damages are for unspecified amounts.  The suits are in the discovery phase of litigation.
-----------------------------------------------   ------------------------------------------------------------
119.00   Rochester Apartments                     In re Rodeo Cannon Development Corp.
                                                  The principal is involved in litigation in which the
                                                  plaintiffs allege that the Bankruptcy Court's order
                                                  authorizing the sale of certain real property (the "Brighton
                                                  Way Property") for $10,500,000 to the principal's trust
                                                  should be voided. The Plaintiff alleges that the court was without jurisdiction to sell the property and the sale was based on misrepresentations and omissions that constituted fraud on the court. The case is an appeal from an order
                                                  entered on February 23, 2007 by the U.S. Bankruptcy Court
                                                  for the Central District of California.

                                                  Beverly Rodeo Development Corp. v. Chadorchi, et al. (In re
                                                  Rodeo Canon Development Corp.)
                                                  This is an appeal from the judgment entered by the
                                                  Bankruptcy Court on March 1, 2007, in ~avour of the
                                                  principal whereby the plaintiffs seek to overturn the
                                                  Bankruptcy Court's order allowing the sale of the Brighton
                                                  Way Property to the principal. (This case is factually and legally very similar to In re Rodeo Canon Development Corp.
                                                  described above).

                                                  Yassian, et al. v. Pryce, et al. (In re Rodeo Canon
                                                  Development Corp.).
                                                  This is an adversary proceeding within the Rodeo Canon
                                                  Development Corp. bankruptcy case that seeks damages and
                                                  alleges that the former trustee of the Rodeo Canon
                                                  Development Corp. bankruptcy estate wrongfully sold the
                                                  Brighton Way Property in the bankruptcy case. The principal has filed a motion to dismiss that would terminate
                                                  involvement in the case.

-----------------------------------------------   ------------------------------------------------------------
158.00   Quality Inn - Huntersville               Suit against one of the indemnitor's realty firm. Plaintiff is attempting to force sale of certain property, defendant claims that there was no contract for the sale of the
                                                  property. Trial is in discovery phase.  In addition,
                                                  contractor has filed a lien against the indemnitor's reality firm for non-payment of $157,839.46, which defendant claims work was not completed.
-----------------------------------------------   ------------------------------------------------------------

Exceptions to Representation 40
-------------------------------

                   Loans                                            Description of Exception
-----------------------------------------------   ------------------------------------------------------------
141.00   1101-1113 Commonwealth Avenue            Lender did not require that the existing survey be updated
84.00    1400 Worcester Road                      for closing.  The Note and Indemnity each contain a recourse carve out protecting Lender against any losses resulting
                                                  from matters that would have been disclosed by an updated
                                                  survey
-----------------------------------------------   ------------------------------------------------------------
26.00    OB Multi-State Pool                      Indemnitor shall be fully liable for all principal, interest and other amounts up to $2,800,000 until the Lender has
                                                  received evidence that the Property has achieved the Debt
                                                  Service Coverage Ratio Minimum provided no uncured Event of
                                                  Default exits.
-----------------------------------------------   ------------------------------------------------------------
152.00   Creekside Retail Center                  There is no Environmental Indemnity.
-----------------------------------------------   ------------------------------------------------------------

Exceptions to Representation 46
-------------------------------

                   Loans                                            Description of Exception
-----------------------------------------------   ------------------------------------------------------------
82.00    Pelham Place                             Future Permitted Subordinate Debt is allowed under some
                                                  conditions.
-----------------------------------------------   ------------------------------------------------------------

                                    EXHIBIT A

                             Mortgage Loan Schedule



Mortgage
Loan
Number     Loan Group Number   Property Name
--------   -----------------   ---------------------------------------------------
       2                   1   ING Hospitality Pool(2)
    2.01                       Residence Inn - La Jolla, CA
    2.02                       Residence Inn Seattle East - Redmond , WA
    2.03                       Residence Inn - Long Beach, CA
    2.04                       Residence Inn - Costa Mesa, CA
    2.05                       Residence Inn Pasadena - Arcadia, CA
    2.06                       Residence Inn - Irvine, CA
    2.07                       Homewood Suites - Herndon, VA
    2.08                       Residence Inn Concord - Pleasant Hill, CA
    2.09                       Residence Inn - San Ramon, CA
    2.10                       Homewood Suites - Linthicum, MD
    2.11                       Residence Inn - Saint Louis, MO
    2.12                       Residence Inn - Bakersfield, CA
    2.13                       Residence Inn - Boulder, CO
    2.14                       Residence Inn - Hapeville, GA
    2.15                       Residence Inn Chicago - Deerfield, IL
    2.16                       Homewood Suites - Malvern, PA
    2.17                       Residence Inn - Houston, TX
    2.18                       Residence Inn - Santa Fe, NM
    2.19                       Residence Inn - Placentia, CA
    2.20                       Homewood Suites - Glen Allen, VA
    2.21                       Residence Inn - Atlanta, GA (Buckhead)
    2.22                       Homewood Suites - Beaverton, OR
    2.23                       Residence Inn - Cincinnati, OH
    2.24                       Residence Inn - Lombard, IL
    2.25                       Residence Inn - Jacksonville, FL
    2.26                       Homewood Suites - Irving, TX
    2.27                       Residence Inn Dallas - Irving, TX
    2.28                       Homewood Suites - Clearwater, FL
    2.29                       Residence Inn - Boca Raton, FL
    2.30                       Residence Inn - Clearwater, FL
    2.31                       Residence Inn - Birmingham, AL
    2.32                       Residence Inn - Smyrna, GA
    2.33                       Homewood Suites - Addison, TX
    2.34                       Homewood Suites - Chesterfield, MO
    2.35                       Residence Inn - Montgomery, AL
    2.36                       Homewood Suites - Atlanta, GA (Buckhead)
    2.37                       Residence Inn - Chesterfield, MO
    2.38                       Residence Inn - Blue Ash, OH
    2.39                       Residence Inn - Berwyn, PA
    2.40                       Residence Inn - Danvers, MA
    2.41                       Homewood Suites - Midvale, UT
    2.42                       Homewood Suites - Plano, TX
    2.43                       Homewood Suites - Atlanta, GA (Cumberland)
    2.44                       Residence Inn - Memphis, TN
    2.45                       Residence Inn - Atlanta, GA (DeKalb)
    2.46                       Homewood Suites - Norcross, GA
       4                   1   Ashford Hospitality Pool 6(3)
    4.01                       Marriott - Seattle, WA
    4.02                       Marriott - Plano, TX
    4.03                       Renaissance - Tampa, FL
       6                   1   Potomac Mills(2)
       8                   1   110 East 42nd Street(4)
       9                   1   Central / Eastern Industrial Pool
    9.01                       InteliCoat Technologies - South Hadley, MA
    9.02                       Summa Technology, Inc. - Huntsville, AL
    9.03                       American Bedding - Tampa, FL
    9.04                       InteliCoat Technologies - Matthews, NC
    9.05                       A.R.E., Inc. - Massillon, OH
    9.06                       The Durcon Company - Canton, MI
    9.07                       Buchanan Visual Communications - Farmers Branch, TX
    9.08                       Humanetics II, LTD - Carrollton, TX
    9.09                       Holm Industries - Aurora, OH
    9.10                       Humanetics II, LTD - Mc Allen, TX
    9.11                       Holm Industries - Fort Smith, AR
    9.12                       Humanetics II, LTD - Manor, TX
    9.13                       Holm Industries - Evansville, IN
      10                   2   The Renaissance
      14                   1   79 Madison Avenue
      15                   2   San Palacio Apartment Homes
      16                   1   560 Broadway
      17                   1   Village Shoppes at Creekside
      18                   1   The Lion Building
      19                   1   High Bluff Ridge at Del Mar
      20                   1   4929 Wilshire(5)
      21                   1   Lawrence Shopping Center
      22                   2   Alexan City Lights Apartments
      23                   1   Cole Centerpointe of Woodridge
      26                   1   OB Multi-State Pool
   26.01                       Ivy Hill Mr. Storage
   26.02                       U.S. Storage
   26.03                       AAA Self-Secured Storage
   26.04                       Storage Xxtra (Peake Road)
   26.05                       Storage Xxtra (Riverside Drive)
      27                   2   The Crescent Apartments
      28                   2   Ventana Canyon Apartments
      29                   1   Riverside Plaza
      30                   1   80 Eighth Avenue
      31                   1   Circuit City Distribution Center - Groveland, FL
      32                   1   International Market Square
      34                   1   EDS Building - West Valley, UT
      38                   1   9720 & 9730 Cypresswood Drive(6)(7)
      40                   1   Pocatello Square
      41                   2   The Retreat at Stonecrest
      42                   1   Three Resource Square(8)
      43                   1   Carnegie X
      44                   2   Schermerhorn Court Apartments(9)
      45                   1   Cameron Court Plaza(10)
      46                   2   Century Hills Apartments
      47                   1   Charleston Valley View Office
      48                   1   246 Fifth Avenue
      51                   1   Gallina Centro
      52                   1   Thunderbird Medical Plaza
      53                   1   Victoria Center
      54                   1   Lowe's Home Improvement Store - Cincinnati, OH
      55                   2   Cumberland at Ridglea Apartments
      56                   1   The Courtyard by Marriott - Lake Placid, NY(11)
      57                   1   Key Road Plaza
      58                   1   Valley Ranch Shopping Center
      59                   1   Mainstreet at Flatiron(12)
      62                   1   Hampton Inn - Tukwila, WA
      64                   1   JJ Grand Hotel - Los Angeles, CA(13)
      66                   1   Aroostook Center Mall
      67                   1   Interchange Corporate Center - Building 500 & 600
      68                   1   Village Shops at Sandhill Outparcels
      71                   1   Stillwood Pavilion
      72                   1   Walgreens - Brooklyn, NY
      75                   1   Hilfiger Building
      77                   1   Kohl's - Lake Zurich, IL
      78                   2   The Reserve at Billingsley Place, Phase II
      79                   1   Shoppes of Sebastian
      80                   2   Arabian Villa & Campus Corral Mobile Home Park
      82                   1   Pelham Place
      84                   1   1400 Worcester Road
      89                   1   Paulding Exchange Shopping Center
      91                   1   3475 Edison Way
      92                   1   Carnegie VII
      93                   1   Fairfield Inn & Suites Dallas - Irving, TX(14)
     100                   1   Country Corners
     103                   1   Old Victoria House
     104                   2   Brighton Way Apartments
     109                   1   Barnes & Noble - Aliso Viejo, CA
     111                   2   Twin Oaks Apartments
     114                   1   Walgreens - Bryan, TX
     116                   1   Extra Space Storage Pico Rivera II
     117                   1   Fairfield Inn - Fort Worth, TX(15)
     119                   2   Rochester Apartments
     120                   1   Interchange Business Park - Building 700
     121                   1   Walgreens - Fort Worth, TX
     122                   1   Walgreens - Houston, TX
     126                   1   Walgreens - Walterboro, SC
     130                   2   Adams Square Apartments
     131                   1   Log Pond Plaza Retail Center
     132                   1   Stater Brothers Grocery Store
     135                   1   KV Mart 1 - Los Angeles, CA
     136                   1   KV Mart 2 - Los Angeles, CA
     139                   1   First State Industrial
     141                   1   1101-1113 Commonwealth Avenue
     142                   1   Rampart Business Plaza and Storage Center
     144                   1   Pencader Corporate Center - Building I
     152                   1   Creekside Retail Center
     156                   1   Logan's Roadhouse - Johnson City, TN
     158                   1   Quality Inn - Huntersville, NC
     160                   1   Logan's Roadhouse - Fairfax, VA
     166                   1   Mitchell Avenue Apartments


Mortgage
Loan
Number     Address                                                                    City                 State
--------   ------------------------------------------------------------------------   ------------------   --------
       2   Various                                                                    Various              Various
    2.01   8901 Gilman Drive                                                          La Jolla             CA
    2.02   7575 164th Avenue NE                                                       Redmond              WA
    2.03   4111 East Willow Street                                                    Long Beach           CA
    2.04   881 West Baker Street                                                      Costa Mesa           CA
    2.05   321 East Huntington Drive                                                  Arcadia              CA
    2.06   10 Morgan Street                                                           Irvine               CA
    2.07   13460 Sunrise Valley Drive                                                 Herndon              VA
    2.08   700 Ellinwood Way                                                          Pleasant Hill        CA
    2.09   1071 Market Place                                                          San Ramon            CA
    2.10   1181 Winterson Road                                                        Linthicum            MD
    2.11   1100 McMorrow Avenue                                                       Saint Louis          MO
    2.12   4241 Chester Lane                                                          Bakersfield          CA
    2.13   3030 Center Green Drive                                                    Boulder              CO
    2.14   3401 International Boulevard                                               Hapeville            GA
    2.15   530 Lake Cook Road                                                         Deerfield            IL
    2.16   12 East Swedesford Road                                                    Malvern              PA
    2.17   525 Bay Area Boulevard                                                     Houston              TX
    2.18   1698 Galisteo Street                                                       Santa Fe             NM
    2.19   700 West Kimberly Avenue                                                   Placentia            CA
    2.20   4100 Innslake Drive                                                        Glen Allen           VA
    2.21   2960 Piedmont Road NE                                                      Atlanta              GA
    2.22   15525 NW Gateway Court                                                     Beaverton            OR
    2.23   11689 Chester Road                                                         Cincinnati           OH
    2.24   2001 South Highland Avenue                                                 Lombard              IL
    2.25   8365 Dix Ellis Trail                                                       Jacksonville         FL
    2.26   4300 Wingren Drive                                                         Irving               TX
    2.27   950 Walnut Hill Lane                                                       Irving               TX
    2.28   2233 Ulmerton Road                                                         Clearwater           FL
    2.29   525 NW 77th Street                                                         Boca Raton           FL
    2.30   5050 Ulmerton Road                                                         Clearwater           FL
    2.31   3 Greenhill Parkway                                                        Birmingham           AL
    2.32   2771 Cumberland Boulevard                                                  Smyrna               GA
    2.33   4451 Beltline Road                                                         Addison              TX
    2.34   840 Chesterfield Parkway                                                   Chesterfield         MO
    2.35   1200 Hilmar Court                                                          Montgomery           AL
    2.36   3566 Piedmont Road                                                         Atlanta              GA
    2.37   15431 Conway Road                                                          Chesterfield         MO
    2.38   11401 Reed Hartman Highway                                                 Blue Ash             OH
    2.39   600 West Swedesford Road                                                   Berwyn               PA
    2.40   51 Newbury Street                                                          Danvers              MA
    2.41   844 East Fort Union                                                        Midvale              UT
    2.42   4705 Old Shepard Place                                                     Plano                TX
    2.43   3200 Cobb Parkway                                                          Atlanta              GA
    2.44   6141 Old Poplar Pike                                                       Memphis              TN
    2.45   1901 Savoy Drive                                                           Atlanta              GA
    2.46   450 Technology Parkway                                                     Norcross             GA
       4   Various                                                                    Various              Various
    4.01   2100 Alaskan Way                                                           Seattle              WA
    4.02   7120 North Dallas Parkway                                                  Plano                TX
    4.03   4200 Jim Watter Boulevard                                                  Tampa                FL
       6   2700 Potomac Mills Circle                                                  Woodbridge           VA
       8   110 East 42nd Street                                                       New York             NY
       9   Various                                                                    Various              Various
    9.01   26-28 Gaylord Street                                                       South Hadley         MA
    9.02   120-140 Sparkman Drive                                                     Huntsville           AL
    9.03   500 North Falkenburg Road                                                  Tampa                FL
    9.04   700 Crestdale Road                                                         Matthews             NC
    9.05   400 Nave Road SE                                                           Massillon            OH
    9.06   8400 & 8464 Ronda Drive                                                    Canton               MI
    9.07   12400 Ford Road                                                            Farmers Branch       TX
    9.08   1700 Columbian Club Drive                                                  Carrollton           TX
    9.09   1300 Danner Drive                                                          Aurora               OH
    9.10   7021 South Bentsen Road                                                    Mc Allen             TX
    9.11   3333 South Zero Street                                                     Fort Smith           AR
    9.12   12918 Beltex Drive                                                         Manor                TX
    9.13   2500 Lynch Road                                                            Evansville           IN
      10   100 John Street                                                            New York             NY
      14   79 Madison Avenue                                                          New York             NY
      15   2255 West Germann Road                                                     Chandler             AZ
      16   560 Broadway                                                               New York             NY
      17   860 Duluth Highway                                                         Lawrenceville        GA
      18   1233 20th Street, NW                                                       Washington           DC
      19   12481 & 12531 High Bluff Drove                                             San Diego            CA
      20   4929 Wilshire Boulevard                                                    Los Angeles          CA
      21   2495 Brunswick Pike                                                        Lawrence Township    NJ
      22   501 East Stassney Lane                                                     Austin               TX
      23   7200-7440 Woodward Avenue                                                  Woodridge            IL
      26   Various                                                                    Various              Various
   26.01   7600 Queen Street                                                          Wyndmoor             PA
   26.02   177 Deerlake Road                                                          Deerfield            IL
   26.03   5418 North Bend Road                                                       Cincinnati           OH
   26.04   6416 Peake Road                                                            Macon                GA
   26.05   4480 Riverside Drive                                                       Macon                GA
      27   340 Treeline Park                                                          San Antonio          TX
      28   10300 Golf Course Road NW                                                  Albuquerque          NM
      29   340-362 Winchester Street                                                  Keene                NH
      30   80 Eighth Avenue                                                           New York             NY
      31   19925 Independence Boulevard                                               Groveland            FL
      32   275 Market Street                                                          Minneapolis          MN
      34   2620 & 2580 South Decker Lake Boulevard                                    West Valley          UT
      38   9720 & 9730 Cypresswood Drive                                              Houston              TX
      40   1710, 1732, 1746, 1776, 1844 Hurley Drive                                  Pocatello            ID
      41   40 Amanda Drive                                                            Lithonia             GA
      42   10815 David Taylor Drive                                                   Charlotte            NC
      43   5605 Carnegie Boulevard                                                    Charlotte            NC
      44   65 Schermerhorn Street                                                     Brooklyn Heights     NY
      45   1501 - 1521 West Cameron Avenue                                            West Covina          CA
      46   1035 Alexander Drive                                                       Augusta              GA
      47   3811, 3821, 3831, 3841 West Charleston Boulevard; 1161 South Valley View   Las Vegas            NV
      48   246 Fifth Avenue                                                           New York             NY
      51   3685 Houston Levee Road                                                    Collierville         TN
      52   5310, 5410, 5422 West Thunderbird Road                                     Glendale             AZ
      53   205 King Street                                                            Charleston           SC
      54   10235 Colerain Avenue                                                      Cincinnati           OH
      55   6025 Milburn Street                                                        Fort Worth           TX
      56   11 Cascade Road                                                            Lake Placid          NY
      57   63 Key Road                                                                Keene                NH
      58   820 South MacArthur Boulevard                                              Coppell              TX
      59   520 Zang Street and 549 Flatiron Boulevard                                 Broomfield           CO
      62   7200 South 156th Street                                                    Tukwila              WA
      64   620 S Harvard Boulevard                                                    Los Angeles          CA
      66   830 Main Street                                                            Presque Isle         ME
      67   504 Interchange Boulevard                                                  Newark               DE
      68   101, 151, 175, 205, 217, 247 Torum Drive                                   Columbia             SC
      71   SEQ Lower Fayetteville Road and Newnan Crossing Boulevard                  Newnan               GA
      72   114 Beverly Road                                                           Brooklyn             NY
      75   616 Collins Avenue                                                         Miami                FL
      77   675 North Rand Road                                                        Lake Zurich          IL
      78   3501 Reserve Circle                                                        Montgomery           AL
      79   1451 Sebastian Boulevard                                                   Sebastian            FL
      80   1500 & 1650 Villa Avenue                                                   Clovis               CA
      82   3093 South Highway 14                                                      Greer                SC
      84   1400 Worcester Road                                                        Natick               MA
      89   4484 Jimmy Lee Smith Parkway                                               Hiram                GA
      91   3475 Edison Way                                                            Menlo Park           CA
      92   5955 Carnegie Boulevard                                                    Charlotte            NC
      93   630 West John Carpenter Freeway                                            Irving               TX
     100   964 Middle Country Road                                                    Selden               NY
     103   750-764 Route 25A, 10 & 18 Woods Corner Road                               East Setauket        NY
     104   100 Parkway Avenue SE                                                      Smyrna               GA
     109   26751 Aliso Viejo Creek Road                                               Aliso Viejo          CA
     111   2275, 2278, 2315 Central Avenue                                            Fort Myers           FL
     114   3312 East 29th Street                                                      Bryan                TX
     116   4344 San Gabriel River Parkway                                             Pico Rivera          CA
     117   3701 NE Loop 820                                                           Fort Worth           TX
     119   11433 Rochester Avenue                                                     Los Angeles          CA
     120   705 Interchange Boulevard                                                  Newark               DE
     121   3100 Miller Avenue                                                         Fort Worth           TX
     122   3833 FM 1960 West                                                          Houston              TX
     126   1326 North Jefferies Boulevard                                             Walterboro           SC
     130   229 South Adams Road                                                       Spokane              WA
     131   1257 Log Pond Drive                                                        Newark               OH
     132   571 East Foothill Boulevard                                                Rialto               CA
     135   4831 Whittier Boulevard                                                    Los Angeles          CA
     136   3425 Whittier Boulevard                                                    Los Angeles          CA
     139   1300 & 1350 First State Boulevard                                          Mill Creek Hundred   DE
     141   1101-1113 Commonwealth Avenue                                              Boston               MA
     142   9910 - 9940 East Costilla Avenue                                           Centennal            CO
     144   250 Corporate Boulevard                                                    Newark               DE
     152   431 North Tustin Avenue and 2321 East 4th Street                           Santa Ana            CA
     156   3112 Browns Mill Road                                                      Johnson City         TN
     158   16825 Caldwell Creek Drive                                                 Huntersville         NC
     160   12821 Fair Lakes Parkway                                                   Fairfax              VA
     166   12631 Mitchell Avenue                                                      Los Angeles          CA


Mortgage
Loan
Number     Zip Code   County                 Cut-Off Date Loan Balance ($)   Monthly P&I Payments ($)
--------   --------   --------------------   -----------------------------   ------------------------
       2   Various    Various                                  283,850,000                         IO
    2.01      92037   San Diego
    2.02      98052   King
    2.03      90815   Los Angeles
    2.04      92626   Orange
    2.05      91006   Los Angeles
    2.06      92618   Orange
    2.07      20171   Fairfax
    2.08      94523   Contra Costa
    2.09      94583   Contra Costa
    2.10      21090   Anne Arundel
    2.11      63117   Saint Louis
    2.12      93309   Kern
    2.13      80301   Boulder
    2.14      30354   Fulton
    2.15      60015   Lake
    2.16      19355   Chester
    2.17      77058   Harris
    2.18      87505   Santa Fe
    2.19      92870   Orange
    2.20      23060   Henrico
    2.21      30305   Fulton
    2.22      97006   Washington
    2.23      45246   Hamilton
    2.24      60148   Du Page
    2.25      32256   Duval
    2.26      75093   Dallas
    2.27      75038   Dallas
    2.28      33762   Pinellas
    2.29      33487   Broward
    2.30      33760   Pinellas
    2.31      35242   Jefferson
    2.32      30080   Cobb
    2.33      75001   Dallas
    2.34      63017   Saint Louis
    2.35      36117   Montgomery
    2.36      30305   Fulton
    2.37      63017   Saint Louis
    2.38      45241   Hamilton
    2.39      19312   Chester
    2.40      01923   Essex
    2.41      84047   Salt Lake
    2.42      75093   Collin
    2.43      30339   Cobb
    2.44      38119   Shelby
    2.45      30341   DeKalb
    2.46      30092   Gwinnett
       4   Various    Various                                  260,980,000                  1,556,718
    4.01      98121   King
    4.02      75024   Collin
    4.03      33607   Hillsborough
       6      22192   Prince William                           164,000,000                         IO
       8      10017   New York                                  90,000,000                         IO
       9   Various    Various                                   89,000,000                    519,323
    9.01      01075   Hampshire
    9.02      35805   Madison
    9.03      33619   Hillsborough
    9.04      28105   Mecklenburg
    9.05      44646   Stark
    9.06      48187   Wayne
    9.07      75234   Dallas
    9.08      75006   Dallas
    9.09      44202   Portage
    9.10      78503   Hidalgo
    9.11      72908   Sebastian
    9.12      78653   Travis
    9.13      47711   Vanderburgh
      10      10038   New York                                  84,000,000                         IO
      14      10016   New York                                  55,000,000                         IO
      15      85248   Maricopa                                  45,000,000                         IO
      16      10012   New York                                  40,000,000                         IO
      17      30043   Gwinnet                                   39,500,000                    229,759
      18      20036   District of Columbia                      33,600,000                         IO
      19      92130   San Diego                                 32,900,000                         IO
      20      90010   Los Angeles                               31,316,000                    188,763
      21      08648   Mercer                                    31,300,000                    193,535
      22      37221   Travis                                    29,900,000                         IO
      23      60517   Du Page                                   29,413,000                         IO
      26   Various    Various                                   23,000,000                    144,922
   26.01      19038   Montgomery
   26.02      60015   Lake
   26.03      45247   Hamilton
   26.04      31210   Bibb
   26.05      31210   Bibb
      27      78209   Bexar                                     22,750,000                         IO
      28      87114   Bernalillo                                21,600,000                         IO
      29      03431   Cheshire                                  21,200,000                         IO
      30      10011   New York                                  21,000,000                         IO
      31      34736   Lake                                      20,250,000                         IO
      32      55405   Hennepin                                  19,950,000                    117,439
      34      84119   Salt Lake                                 18,000,000                         IO
      38      77070   Harris                                    17,500,000                    101,348
      40      83202   Bannock                                   17,250,000                         IO
      41      30058   DeKalb                                    16,650,000                     97,271
      42      28262   Mecklenburg                               16,250,000                         IO
      43      28210   Mecklenburg                               16,200,000                         IO
      44      11201   Kings                                     15,900,000                     98,935
      45      91790   Los Angeles                               15,800,000                     98,004
      46      30909   Richmond                                  15,750,000                     91,413
      47      89102   Clark                                     15,100,000                     93,170
      48      10001   New York                                  14,500,000                         IO
      51      38017   Shelby                                    14,200,000                         IO
      52      85306   Maricopa                                  14,000,000                     80,990
      53      29401   Charleston                                13,825,000                         IO
      54      45251   Hamilton                                  13,800,000                         IO
      55      76116   Tarrant                                   13,422,500                         IO
      56      12946   Essex                                     13,000,000                     83,972
      57      03431   Cheshire                                  12,880,000                         IO
      58      75019   Dallas                                    12,800,000                     80,065
      59      80021   Broomfield                                12,640,000                         IO
      62      98188   King                                      12,000,000                         IO
      64      90005   Los Angeles                               11,961,797                     77,160
      66      04769   Aroostook                                 11,200,000                     70,203
      67      19711   New Castle                                11,180,000                     69,274
      68      29229   Richland                                  10,803,100                         IO
      71      30265   Coweta                                    10,300,000                         IO
      72      11218   Kings                                     10,200,000                         IO
      75      33139   Dade                                       9,600,000                     60,445
      77      60047   Lake                                       9,075,000                         IO
      78      36116   Montgomery                                 8,600,000                         IO
      79      32958   Indian River                               8,500,000                         IO
      80      93612   Fresno                                     8,000,000                         IO
      82      29605   Greenville                                 7,800,000                     48,331
      84      01760   Middlesex                                  7,600,000                         IO
      89      30141   Paulding                                   6,900,000                         IO
      91      94025   San Mateo                                  6,750,000                     40,123
      92      28210   Mecklenburg                                6,500,000                         IO
      93      75039   Dallas                                     6,500,000                     38,263
     100      11901   Suffolk                                    5,680,000                         IO
     103      11733   Suffolk                                    5,320,000                         IO
     104      30080   Cobb                                       5,065,000                     29,687
     109      92656   Orange                                     4,450,000                         IO
     111      33901   Lee                                        4,300,000                     25,587
     114      77802   Brazos                                     4,111,000                         IO
     116      90660   Los Angeles                                4,000,000                         IO
     117      76137   Tarrant                                    4,000,000                     23,547
     119      90025   Los Angeles                                3,750,000                         IO
     120      19711   New Castle                                 3,740,000                     23,101
     121      76105   Tarrant                                    3,675,000                         IO
     122      77068   Harris                                     3,673,000                         IO
     126     294888   Colleton                                   3,550,000                     20,875
     130      99216   Spokane                                    3,425,000                     20,162
     131      43055   Licking                                    3,388,000                     21,237
     132      92376   San Bernardino                             3,350,000                         IO
     135      90022   Los Angeles                                3,200,000                         IO
     136      90023   Los Angeles                                3,200,000                         IO
     139      19720   New Castle                                 3,000,000                     19,061
     141      02134   Suffolk                                    2,850,000                         IO
     142      80112   Arapahoe                                   2,760,000                         IO
     144      19702   New Castle                                 2,620,000                     16,183
     152      92705   Orange                                     2,222,985                     14,049
     156      37604   Washington                                 1,933,000                         IO
     158      28078   Mecklenburg                                1,700,000                     11,681
     160      22033   Fairfax                                    1,605,000                         IO
     166      90066   Los Angeles                                  800,000                         IO


Mortgage
Loan
Number     Grace Days                           Mortgage Rate (%)    Number of Units   Unit of Measure
--------   ----------------------------------   -----------------    ---------------   ---------------
       2                                                   5.6630%             5,796   Rooms
    2.01                                                                         288   Rooms
    2.02                                                                         180   Rooms
    2.03                                                                         216   Rooms
    2.04                                                                         144   Rooms
    2.05                                                                         120   Rooms
    2.06                                                                         112   Rooms
    2.07                                                                         109   Rooms
    2.08                                                                         126   Rooms
    2.09                                                                         106   Rooms
    2.10                                                                         147   Rooms
    2.11                                                                         152   Rooms
    2.12                                                                         114   Rooms
    2.13                                                                         128   Rooms
    2.14                                                                         126   Rooms
    2.15                                                                         128   Rooms
    2.16                                                                         123   Rooms
    2.17                                                                         110   Rooms
    2.18                                                                         120   Rooms
    2.19                                                                         112   Rooms
    2.20                                                                         123   Rooms
    2.21                                                                         136   Rooms
    2.22                                                                         123   Rooms
    2.23                                                                         144   Rooms
    2.24                                                                         144   Rooms
    2.25                                                                         112   Rooms
    2.26                                                                         136   Rooms
    2.27                                                                         120   Rooms
    2.28                                                                         112   Rooms
    2.29                                                                         120   Rooms
    2.30                                                                          88   Rooms
    2.31                                                                         128   Rooms
    2.32                                                                         130   Rooms
    2.33                                                                         120   Rooms
    2.34                                                                         145   Rooms
    2.35                                                                          94   Rooms
    2.36                                                                          92   Rooms
    2.37                                                                         104   Rooms
    2.38                                                                         118   Rooms
    2.39                                                                          88   Rooms
    2.40                                                                          96   Rooms
    2.41                                                                          98   Rooms
    2.42                                                                          99   Rooms
    2.43                                                                         124   Rooms
    2.44                                                                         105   Rooms
    2.45                                                                         144   Rooms
    2.46                                                                          92   Rooms
       4                                             5.9523333333%             1,055   Rooms
    4.01                                                                         358   Rooms
    4.02                                                                         404   Rooms
    4.03                                                                         293   Rooms
       6                                                   5.8295%         1,498,570   Sq. Ft.
       8                                                   5.8140%           190,691   Sq. Ft.
       9                                                   5.7490%         2,102,814   Sq. Ft.
    9.01                                                                     443,006   Sq. Ft.
    9.02                                                                     220,016   Sq. Ft.
    9.03                                                                     266,840   Sq. Ft.
    9.04                                                                     229,479   Sq. Ft.
    9.05                                                                     243,000   Sq. Ft.
    9.06                                                                     126,904   Sq. Ft.
    9.07                                                                      75,709   Sq. Ft.
    9.08                                                                     109,817   Sq. Ft.
    9.09                                                                     112,710   Sq. Ft.
    9.10                                                                      92,573   Sq. Ft.
    9.11                                                                     107,560   Sq. Ft.
    9.12                                                                      45,120   Sq. Ft.
    9.13                                                                      30,080   Sq. Ft.
      10   0 default, 5 late                               5.6700%               221   Units
      14                                                   6.2500%           250,463   Sq. Ft.
      15                                                   5.7300%               352   Units
      16                                                   5.9100%           128,956   Sq. Ft.
      17                                                   5.7200%           212,722   Sq. Ft.
      18                                                   5.7940%           146,298   Sq. Ft.
      19                                                   5.5100%           157,567   Sq. Ft.
      20                                                   6.0500%           160,294   Sq. Ft.
      21                                                   6.2900%           396,327   Sq. Ft.
      22   0 default, 10 late                              5.9400%               352   Units
      23                                                   5.1000%           466,426   Sq. Ft.
      26                                                   6.4700%           332,652   Sq. Ft.
   26.01                                                                      53,830   Sq. Ft.
   26.02                                                                      65,675   Sq. Ft.
   26.03                                                                      79,386   Sq. Ft.
   26.04                                                                      64,932   Sq. Ft.
   26.05                                                                      68,829   Sq. Ft.
      27   0 default, 10 late                              5.8600%               306   Units
      28                                                   5.5300%               264   Units
      29                                                   5.5500%           217,936   Sq. Ft.
      30                                                   6.2000%           161,276   Sq. Ft.
      31                                                   5.5500%           706,560   Sq. Ft.
      32                                                   5.8300%           301,008   Sq. Ft.
      34                                                   5.5500%           406,101   Sq. Ft.
      38   0 default, 10 late                              5.6800%            96,988   Sq. Ft.
      40                                                   5.5300%           138,925   Sq. Ft.
      41                                                   5.7600%               276   Units
      42   0 default, 15 late                              5.8400%           121,686   Sq. Ft.
      43   2 (once per year) default, 15 late              5.9600%            97,177   Sq. Ft.
      44                                                   6.3500%                68   Units
      45                                                   6.3200%           114,906   Sq. Ft.
      46                                                   5.7000%               200   Units
      47                                                   6.2700%            86,118   Sq. Ft.
      48                                                   6.5100%            39,496   Sq. Ft.
      51                                                   5.7200%           142,727   Sq. Ft.
      52                                                   5.6700%           102,520   Sq. Ft.
      53                                                   5.8100%            71,713   Sq. Ft.
      54                                                   5.5500%           129,044   Sq. Ft.
      55   0 default, 10 late                              5.9200%               244   Units
      56                                                   6.7100%                96   Rooms
      57                                                   5.5500%            83,634   Sq. Ft.
      58                                                   6.4000%           117,187   Sq. Ft.
      59                                                   5.7450%            96,124   Sq. Ft.
      62                                                   6.3600%               154   Rooms
      64                                                   6.6900%                71   Rooms
      66                                                   6.4200%           565,537   Sq. Ft.
      67                                                   6.3100%           208,440   Sq. Ft.
      68                                                   6.4900%            39,890   Sq. Ft.
      71   7 default (one time), 0 late                    5.9100%            75,414   Sq. Ft.
      72                                                   6.7325%            12,000   Sq. Ft.
      75                                                   6.4630%             8,998   Sq. Ft.
      77                                                   5.5500%            88,306   Sq. Ft.
      78                                                   5.8300%                96   Units
      79                                                   5.7800%            54,508   Sq. Ft.
      80                                                   5.7200%               218   Pads
      82                                                   6.3100%            57,158   Sq. Ft.
      84                                                   5.7300%            59,617   Sq. Ft.
      89                                                   6.3100%            53,450   Sq. Ft.
      91                                                   5.9200%            39,686   Sq. Ft.
      92   2 (once per year) default, 15 late              5.9600%            42,681   Sq. Ft.
      93                                                   5.8300%               118   Rooms
     100                                                   5.6800%            26,700   Sq. Ft.
     103                                                   5.6800%            32,096   Sq. Ft.
     104                                                   5.7900%               100   Units
     109                                                   6.0600%            25,012   Sq. Ft.
     111                                                   5.9300%                88   Units
     114                                                   5.7000%            15,050   Sq. Ft.
     116                                                   6.3700%            50,175   Sq. Ft.
     117                                                   5.8300%               106   Rooms
     119                                                   5.5400%                18   Units
     120                                                   6.2800%            67,752   Sq. Ft.
     121                                                   5.5500%            15,120   Sq. Ft.
     122                                                   5.7000%            15,050   Sq. Ft.
     126                                                   5.8200%            14,550   Sq. Ft.
     130                                                   5.8300%               106   Units
     131                                                   6.4200%            27,368   Sq. Ft.
     132                                                   6.0600%            35,232   Sq. Ft.
     135                                                   6.0600%            25,668   Sq. Ft.
     136                                                   6.0600%            25,225   Sq. Ft.
     139                                                   6.5500%            50,348   Sq. Ft.
     141                                                   5.6500%           101,686   Sq. Ft.
     142   7 default, 7 late                               5.8700%            59,482   Sq. Ft.
     144                                                   6.2800%            40,754   Sq. Ft.
     152                                                   6.4900%            14,624   Sq. Ft.
     156                                                   6.0000%             7,839   Sq. Ft.
     158   0 default, 15 late                              6.6900%                68   Rooms
     160                                                   6.0000%             7,839   Sq. Ft.
     166                                                   6.0600%                 8   Units


Mortgage
Loan
Number     Original Term to Maturity or ARD (Mos.)   Remaining Term to Maturity or ARD (Mos.)   Maturity Date or ARD
--------   ---------------------------------------   ----------------------------------------   --------------------
       2                                        60                                         58   06/11/12
    2.01
    2.02
    2.03
    2.04
    2.05
    2.06
    2.07
    2.08
    2.09
    2.10
    2.11
    2.12
    2.13
    2.14
    2.15
    2.16
    2.17
    2.18
    2.19
    2.20
    2.21
    2.22
    2.23
    2.24
    2.25
    2.26
    2.27
    2.28
    2.29
    2.30
    2.31
    2.32
    2.33
    2.34
    2.35
    2.36
    2.37
    2.38
    2.39
    2.40
    2.41
    2.42
    2.43
    2.44
    2.45
    2.46
       4                                       120                                        116   04/11/17
    4.01
    4.02
    4.03
       6                                       120                                        119   07/11/17
       8                                       120                                        119   07/11/17
       9                                       120                                        119   07/11/17
    9.01
    9.02
    9.03
    9.04
    9.05
    9.06
    9.07
    9.08
    9.09
    9.10
    9.11
    9.12
    9.13
      10                                        60                                         57   05/11/12
      14                                       120                                        119   07/11/17
      15                                       120                                        118   06/11/17
      16                                       120                                        118   06/11/17
      17                                       120                                        119   07/11/17
      18                                        60                                         58   06/11/12
      19                                       120                                        119   07/11/17
      20                                       120                                        119   07/11/17
      21                                       120                                        119   07/11/17
      22                                       120                                        120   08/11/17
      23                                       120                                        114   02/11/17
      26                                       120                                        118   06/11/17
   26.01
   26.02
   26.03
   26.04
   26.05
      27                                       120                                        119   07/11/17
      28                                       120                                        119   07/11/17
      29                                       120                                        119   07/11/17
      30                                       120                                        119   07/11/17
      31                                       120                                        120   08/11/17
      32                                       120                                        119   07/11/17
      34                                       120                                        120   08/11/17
      38                                       120                                        119   07/11/17
      40                                       120                                        116   04/11/17
      41                                       120                                        119   07/11/17
      42                                       120                                        115   03/11/17
      43                                       120                                        120   08/11/17
      44                                       120                                        120   08/11/17
      45                                        60                                         59   07/11/12
      46                                       120                                        119   07/11/17
      47                                       120                                        119   07/11/17
      48                                        60                                         59   07/11/12
      51                                       120                                        116   04/11/17
      52                                       120                                        118   06/11/17
      53                                       120                                        118   06/11/17
      54                                       120                                        120   08/11/17
      55                                       120                                        118   06/11/17
      56                                       120                                        120   08/11/17
      57                                       120                                        119   07/11/17
      58                                       120                                        120   08/11/17
      59                                       120                                        119   07/11/17
      62                                       120                                        119   07/11/17
      64                                       120                                        119   07/11/17
      66                                       120                                        118   06/11/17
      67                                       120                                        118   06/11/17
      68                                       120                                        119   07/11/17
      71                                       120                                        119   07/11/17
      72                                       120                                        119   07/11/17
      75                                       120                                        119   07/11/17
      77                                       120                                        120   08/11/17
      78                                       120                                        118   06/11/17
      79                                       120                                        118   06/11/17
      80                                       120                                        118   06/11/17
      82                                       120                                        118   06/11/17
      84                                       120                                        119   07/11/17
      89                                       120                                        119   07/11/17
      91                                       120                                        118   06/11/17
      92                                       120                                        120   08/11/17
      93                                       120                                        119   07/11/17
     100                                       120                                        118   06/11/17
     103                                       120                                        118   06/11/17
     104                                       120                                        119   07/11/17
     109                                       120                                        118   06/11/17
     111                                       120                                        119   07/11/17
     114                                       120                                        118   06/11/17
     116                                        60                                         58   06/11/12
     117                                       120                                        119   07/11/17
     119                                       120                                        119   07/11/17
     120                                       120                                        118   06/11/17
     121                                       120                                        120   08/11/17
     122                                       120                                        118   06/11/17
     126                                       120                                        118   06/11/17
     130                                       120                                        119   07/11/17
     131                                       120                                        119   07/11/17
     132                                       120                                        118   06/11/17
     135                                       120                                        118   06/11/17
     136                                       120                                        118   06/11/17
     139                                       120                                        119   07/11/17
     141                                       120                                        118   06/11/17
     142                                        60                                         56   04/01/12
     144                                       120                                        118   06/11/17
     152                                       120                                        119   07/11/17
     156                                       120                                        116   04/11/17
     158                                       120                                        120   08/11/17
     160                                       120                                        116   04/11/17
     166                                       120                                        118   06/11/17


Mortgage
Loan
Number      Original Amort Term (Mos.)   Remaining Amort Term (Mos.)   Ground Lease   Master Servicing Fee Rate    ARD Loan
--------   ---------------------------   ---------------------------   ------------   -------------------------    --------
       2                            IO                            IO   Various                          0.02000%   N
    2.01                                                               Fee
    2.02                                                               Fee
    2.03                                                               Fee
    2.04                                                               Fee
    2.05                                                               Fee
    2.06                                                               Fee
    2.07                                                               Fee
    2.08                                                               Fee
    2.09                                                               Fee
    2.10                                                               Fee
    2.11                                                               Fee
    2.12                                                               Fee
    2.13                                                               Fee
    2.14                                                               Fee
    2.15                                                               Fee
    2.16                                                               Leasehold
    2.17                                                               Fee
    2.18                                                               Fee
    2.19                                                               Fee
    2.20                                                               Fee
    2.21                                                               Fee
    2.22                                                               Fee
    2.23                                                               Fee
    2.24                                                               Fee
    2.25                                                               Fee
    2.26                                                               Fee
    2.27                                                               Fee
    2.28                                                               Fee
    2.29                                                               Fee
    2.30                                                               Fee
    2.31                                                               Fee
    2.32                                                               Fee
    2.33                                                               Fee
    2.34                                                               Fee
    2.35                                                               Fee
    2.36                                                               Fee
    2.37                                                               Fee
    2.38                                                               Fee
    2.39                                                               Fee
    2.40                                                               Fee
    2.41                                                               Fee
    2.42                                                               Fee
    2.43                                                               Fee
    2.44                                                               Fee
    2.45                                                               Fee
    2.46                                                               Fee
       4                           360                           360   Various                          0.02000%   N
    4.01                                                               Fee
    4.02                                                               Fee
    4.03                                                               Leasehold
       6                            IO                            IO   Fee                              0.02000%   N
       8                            IO                            IO   Both                             0.02000%   N
       9                           360                           360   Fee                              0.02000%   N
    9.01                                                               Fee
    9.02                                                               Fee
    9.03                                                               Fee
    9.04                                                               Fee
    9.05                                                               Fee
    9.06                                                               Fee
    9.07                                                               Fee
    9.08                                                               Fee
    9.09                                                               Fee
    9.10                                                               Fee
    9.11                                                               Fee
    9.12                                                               Fee
    9.13                                                               Fee
      10                            IO                            IO   Fee                              0.02000%   N
      14                            IO                            IO   Fee                              0.02000%   N
      15                            IO                            IO   Fee                              0.02000%   N
      16                            IO                            IO   Fee                              0.02000%   N
      17                           360                           360   Fee                              0.02000%   N
      18                            IO                            IO   Fee                              0.02000%   N
      19                            IO                            IO   Fee                              0.02000%   N
      20                           360                           360   Fee                              0.02000%   N
      21                           360                           360   Fee                              0.02000%   N
      22                            IO                            IO   Fee                              0.02000%   Y
      23                            IO                            IO   Fee                              0.02000%   Y
      26                           360                           360   Fee                              0.02000%   N
   26.01                                                               Fee
   26.02                                                               Fee
   26.03                                                               Fee
   26.04                                                               Fee
   26.05                                                               Fee
      27                            IO                            IO   Fee                              0.02000%   Y
      28                            IO                            IO   Fee                              0.02000%   N
      29                            IO                            IO   Fee                              0.02000%   N
      30                            IO                            IO   Fee                              0.02000%   N
      31                            IO                            IO   Fee                              0.02000%   Y
      32                           360                           360   Fee                              0.02000%   N
      34                            IO                            IO   Fee                              0.02000%   Y
      38                           360                           360   Fee                              0.02000%   N
      40                            IO                            IO   Fee                              0.02000%   Y
      41                           360                           360   Fee                              0.02000%   N
      42                            IO                            IO   Fee                              0.02000%   N
      43                            IO                            IO   Fee                              0.02000%   Y
      44                           360                           360   Leasehold                        0.02000%   N
      45                           360                           360   Fee                              0.02000%   N
      46                           360                           360   Fee                              0.02000%   N
      47                           360                           360   Fee                              0.02000%   N
      48                            IO                            IO   Fee                              0.02000%   N
      51                            IO                            IO   Fee                              0.02000%   Y
      52                           360                           360   Fee                              0.02000%   N
      53                            IO                            IO   Leasehold                        0.02000%   N
      54                            IO                            IO   Fee                              0.02000%   Y
      55                            IO                            IO   Fee                              0.02000%   Y
      56                           360                           360   Fee                              0.02000%   N
      57                            IO                            IO   Fee                              0.02000%   N
      58                           360                           360   Fee                              0.02000%   N
      59                            IO                            IO   Fee                              0.02000%   N
      62                            IO                            IO   Fee                              0.02000%   N
      64                           360                           359   Fee                              0.02000%   N
      66                           360                           360   Fee                              0.02000%   N
      67                           360                           360   Fee                              0.02000%   N
      68                            IO                            IO   Fee                              0.02000%   N
      71                            IO                            IO   Fee                              0.02000%   N
      72                            IO                            IO   Fee                              0.02000%   N
      75                           360                           360   Fee                              0.02000%   N
      77                            IO                            IO   Fee                              0.02000%   Y
      78                            IO                            IO   Fee                              0.02000%   N
      79                            IO                            IO   Fee                              0.02000%   N
      80                            IO                            IO   Fee                              0.02000%   N
      82                           360                           360   Fee                              0.02000%   N
      84                            IO                            IO   Fee                              0.02000%   N
      89                            IO                            IO   Fee                              0.02000%   N
      91                           360                           360   Fee                              0.02000%   N
      92                            IO                            IO   Fee                              0.02000%   Y
      93                           360                           360   Fee                              0.02000%   N
     100                            IO                            IO   Fee                              0.02000%   N
     103                            IO                            IO   Fee                              0.02000%   N
     104                           360                           360   Fee                              0.02000%   N
     109                            IO                            IO   Fee                              0.02000%   Y
     111                           360                           360   Fee                              0.02000%   N
     114                            IO                            IO   Fee                              0.02000%   Y
     116                            IO                            IO   Leasehold                        0.06000%   N
     117                           360                           360   Fee                              0.02000%   N
     119                            IO                            IO   Fee                              0.02000%   N
     120                           360                           360   Fee                              0.02000%   N
     121                            IO                            IO   Fee                              0.02000%   Y
     122                            IO                            IO   Fee                              0.02000%   Y
     126                           360                           360   Fee                              0.02000%   N
     130                           360                           360   Fee                              0.02000%   N
     131                           360                           360   Fee                              0.02000%   N
     132                            IO                            IO   Fee                              0.02000%   Y
     135                            IO                            IO   Fee                              0.02000%   Y
     136                            IO                            IO   Fee                              0.02000%   Y
     139                           360                           360   Fee                              0.02000%   N
     141                            IO                            IO   Fee                              0.02000%   N
     142                            IO                            IO   Fee                              0.02000%   N
     144                           360                           360   Fee                              0.02000%   N
     152                           360                           359   Leasehold                        0.02000%   N
     156                            IO                            IO   Fee                              0.02000%   Y
     158                           300                           300   Fee                              0.02000%   N
     160                            IO                            IO   Fee                              0.02000%   Y
     166                            IO                            IO   Fee                              0.02000%   Y


Mortgage
Loan
Number     Anticipated Repayment Date   Additional Interest Rate
--------   --------------------------   -------------------------------------------------------------
       2
    2.01
    2.02
    2.03
    2.04
    2.05
    2.06
    2.07
    2.08
    2.09
    2.10
    2.11
    2.12
    2.13
    2.14
    2.15
    2.16
    2.17
    2.18
    2.19
    2.20
    2.21
    2.22
    2.23
    2.24
    2.25
    2.26
    2.27
    2.28
    2.29
    2.30
    2.31
    2.32
    2.33
    2.34
    2.35
    2.36
    2.37
    2.38
    2.39
    2.40
    2.41
    2.42
    2.43
    2.44
    2.45
    2.46
       4
    4.01
    4.02
    4.03
       6
       8
       9
    9.01
    9.02
    9.03
    9.04
    9.05
    9.06
    9.07
    9.08
    9.09
    9.10
    9.11
    9.12
    9.13
      10
      14
      15
      16
      17
      18
      19
      20
      21
      22   8/11/2017                    Greater of initial interest rate plus 3.0% or TCMYI plus 3.0%
      23   2/11/2017                    Greater of initial interest rate plus 2.0% or TCMYI plus 2.0%
      26
   26.01
   26.02
   26.03
   26.04
   26.05
      27   7/11/2017                    Greater of initial interest rate plus 3.0% or TCMYI plus 3.0%
      28
      29
      30
      31   8/11/2017                    Greater of initial interest rate plus 2.0% or TCMYI plus 2.0%
      32
      34   8/11/2017                    Greater of initial interest rate plus 2.0% or TCMYI plus 2.0%
      38
      40   4/11/2017                    Greater of initial interest rate plus 2.0% or TCMYI plus 2.0%
      41
      42
      43   8/11/2017                    Greater of initial interest rate plus 2.5% or TCMYI plus 2.5%
      44
      45
      46
      47
      48
      51   4/11/2017                    Greater of initial interest rate plus 2.0% or TCMYI plus 2.0%
      52
      53
      54   8/11/2017                    Greater of initial interest rate plus 2.0% or TCMYI plus 2.0%
      55   6/11/2017                    Greater of initial interest rate plus 3.0% or TCMYI plus 3.0%
      56
      57
      58
      59
      62
      64
      66
      67
      68
      71
      72
      75
      77   8/11/2017                    Greater of initial interest rate plus 2.0% or TCMYI plus 2.0%
      78
      79
      80
      82
      84
      89
      91
      92   8/11/2017                    Greater of initial interest rate plus 2.5% or TCMYI plus 2.5%
      93
     100
     103
     104
     109   6/11/2017                    Greater of initial interest rate plus 3.0% or TCMYI plus 3.0%
     111
     114   6/11/2017                    Greater of initial interest rate plus 2.0% or TCMYI plus 2.0%
     116
     117
     119
     120
     121   8/11/2017                    Greater of initial interest rate plus 2.0% or TCMYI plus 2.0%
     122   6/11/2017                    Greater of initial interest rate plus 2.0% or TCMYI plus 2.0%
     126
     130
     131
     132   6/11/2017                    Greater of initial interest rate plus 3.0% or TCMYI plus 3.0%
     135   6/11/2017                    Greater of initial interest rate plus 3.0% or TCMYI plus 3.0%
     136   6/11/2017                    Greater of initial interest rate plus 3.0% or TCMYI plus 3.0%
     139
     141
     142
     144
     152
     156   4/11/2017                    Greater of initial interest rate plus 2.0% or TCMYI plus 2.0%
     158
     160   4/11/2017                    Greater of initial interest rate plus 2.0% or TCMYI plus 2.0%
     166   6/11/2017                    Greater of initial interest rate plus 3.0% or TCMYI plus 3.0%


Mortgage
Loan
Number     Loan Originator   Environmental Insurance   Cross Collateralized and Cross Defaulted Loan Flag
--------   ---------------   -----------------------   --------------------------------------------------
       2   Wachovia          N
    2.01                     N
    2.02                     N
    2.03                     N
    2.04                     N
    2.05                     N
    2.06                     N
    2.07                     N
    2.08                     N
    2.09                     N
    2.10                     N
    2.11                     N
    2.12                     N
    2.13                     N
    2.14                     N
    2.15                     N
    2.16                     N
    2.17                     N
    2.18                     N
    2.19                     N
    2.20                     N
    2.21                     N
    2.22                     N
    2.23                     N
    2.24                     N
    2.25                     N
    2.26                     N
    2.27                     N
    2.28                     N
    2.29                     N
    2.30                     N
    2.31                     N
    2.32                     N
    2.33                     N
    2.34                     N
    2.35                     N
    2.36                     N
    2.37                     N
    2.38                     N
    2.39                     N
    2.40                     N
    2.41                     N
    2.42                     N
    2.43                     N
    2.44                     N
    2.45                     N
    2.46                     N
       4   Wachovia          N
    4.01                     N
    4.02                     N
    4.03                     N
       6   Wachovia          N
       8   Wachovia          N
       9   Wachovia          N
    9.01                     N
    9.02                     N
    9.03                     N
    9.04                     N
    9.05                     N
    9.06                     N
    9.07                     N
    9.08                     N
    9.09                     N
    9.10                     N
    9.11                     N
    9.12                     N
    9.13                     N
      10   Wachovia          N
      14   Wachovia          N
      15   Wachovia          N
      16   Wachovia          N
      17   Wachovia          N
      18   Wachovia          N
      19   Wachovia          N
      20   Wachovia          N
      21   Wachovia          N
      22   Wachovia          N
      23   Wachovia          N
      26   Wachovia          N
   26.01                     N
   26.02                     N
   26.03                     N
   26.04                     N
   26.05                     N
      27   Wachovia          N
      28   Wachovia          N
      29   Wachovia          N
      30   Wachovia          N
      31   Wachovia          N                         Fort 1 Portfolio
      32   Wachovia          N
      34   Wachovia          N                         Fort 1 Portfolio
      38   Wachovia          N
      40   Wachovia          N
      41   Wachovia          N
      42   Wachovia          N
      43   Wachovia          N
      44   Wachovia          N
      45   Wachovia          N
      46   Wachovia          N
      47   Wachovia          N
      48   Wachovia          N
      51   Wachovia          N
      52   Wachovia          N
      53   Wachovia          N
      54   Wachovia          N                         Fort 1 Portfolio
      55   Wachovia          N
      56   Wachovia          N
      57   Wachovia          N
      58   Wachovia          N
      59   Wachovia          N
      62   Wachovia          N
      64   Wachovia          N
      66   Wachovia          N
      67   Wachovia          N
      68   Wachovia          N
      71   Wachovia          N
      72   Wachovia          N
      75   Wachovia          N
      77   Wachovia          N                         Fort 1 Portfolio
      78   Wachovia          N
      79   Wachovia          N
      80   Wachovia          N
      82   Wachovia          N
      84   Wachovia          N
      89   Wachovia          N
      91   Wachovia          N
      92   Wachovia          N
      93   Wachovia          N
     100   Wachovia          N
     103   Wachovia          N
     104   Wachovia          N
     109   Wachovia          N                         John & Sons Portfolio
     111   Wachovia          N
     114   Wachovia          N                         Cole REIT 2 Portfolio
     116   Wachovia          N
     117   Wachovia          N
     119   Wachovia          N
     120   Wachovia          N
     121   Wachovia          N                         Fort 1 Portfolio
     122   Wachovia          N                         Cole REIT 2 Portfolio
     126   Wachovia          N
     130   Wachovia          N
     131   Wachovia          N
     132   Wachovia          N                         John & Sons Portfolio
     135   Wachovia          N                         John & Sons Portfolio
     136   Wachovia          N                         John & Sons Portfolio
     139   Wachovia          N
     141   Wachovia          N
     142   Wachovia          N
     144   Wachovia          N
     152   Wachovia          N
     156   Wachovia          N                         Cole REIT 2 Portfolio
     158   Wachovia          N
     160   Wachovia          N                         Cole REIT 2 Portfolio
     166   Wachovia          N                         John & Sons Portfolio


Mortgage
Loan
Number     Prepayment Provisions   Early Defeasance   Secured by LC   Interest Accrual Method   Lockbox
--------   ---------------------   ----------------   -------------   -----------------------   ---------
       2   N                       N                  N               Actual/360                Springing
    2.01
    2.02
    2.03
    2.04
    2.05
    2.06
    2.07
    2.08
    2.09
    2.10
    2.11
    2.12
    2.13
    2.14
    2.15
    2.16
    2.17
    2.18
    2.19
    2.20
    2.21
    2.22
    2.23
    2.24
    2.25
    2.26
    2.27
    2.28
    2.29
    2.30
    2.31
    2.32
    2.33
    2.34
    2.35
    2.36
    2.37
    2.38
    2.39
    2.40
    2.41
    2.42
    2.43
    2.44
    2.45
    2.46
       4   Y                       N                  N               Actual/360                Day 1
    4.01
    4.02
    4.03
       6   Y                       N                  N               Actual/360                Day 1
       8   Y                       N                  Y               Actual/360                Day 1
       9   Y                       N                  N               Actual/360                Day 1
    9.01
    9.02
    9.03
    9.04
    9.05
    9.06
    9.07
    9.08
    9.09
    9.10
    9.11
    9.12
    9.13
      10   Y                       N                  N               Actual/360                Day 1
      14   Y                       N                  N               Actual/360                Day 1
      15   Y                       N                  N               Actual/360
      16   Y                       N                  N               Actual/360
      17   Y                       N                  N               Actual/360                Day 1
      18   Y                       N                  N               Actual/360
      19   Y                       N                  N               Actual/360
      20   Y                       N                  Y               Actual/360                Day 1
      21   Y                       N                  N               Actual/360                Day 1
      22   N                       N                  N               Actual/360                Day 1
      23   Y                       N                  N               Actual/360                Springing
      26   Y                       N                  N               Actual/360
   26.01
   26.02
   26.03
   26.04
   26.05
      27   N                       N                  N               Actual/360                Day 1
      28   N                       N                  N               Actual/360                Springing
      29   Y                       N                  N               Actual/360                Springing
      30   Y                       N                  N               Actual/360
      31   Y                       N                  N               Actual/360                Springing
      32   Y                       N                  N               Actual/360                Springing
      34   Y                       N                  N               Actual/360                Springing
      38   Y                       N                  N               Actual/360                Springing
      40   Y                       N                  N               Actual/360                Springing
      41   Y                       N                  N               Actual/360                Springing
      42   Y                       N                  N               Actual/360                Springing
      43   N                       N                  N               Actual/360                Springing
      44   Y                       N                  N               Actual/360                Day 1
      45   Y                       N                  Y               Actual/360                Day 1
      46   Y                       N                  N               Actual/360                Springing
      47   Y                       N                  N               Actual/360                Springing
      48   Y                       N                  N               Actual/360
      51   Y                       N                  N               Actual/360                Springing
      52   Y                       N                  N               Actual/360
      53   Y                       N                  N               Actual/360
      54   Y                       N                  N               Actual/360                Springing
      55   N                       N                  N               Actual/360                Day 1
      56   Y                       N                  N               Actual/360                Day 1
      57   Y                       N                  N               Actual/360                Springing
      58   Y                       N                  N               Actual/360                Day 1
      59   Y                       N                  N               Actual/360                Springing
      62   Y                       N                  N               Actual/360
      64   Y                       N                  N               Actual/360
      66   Y                       N                  N               Actual/360                Day 1
      67   Y                       N                  N               Actual/360
      68   Y                       N                  N               Actual/360
      71   Y                       N                  N               Actual/360
      72   Y                       N                  N               Actual/360
      75   Y                       N                  N               Actual/360                Day 1
      77   Y                       N                  N               Actual/360                Springing
      78   Y                       N                  N               Actual/360
      79   Y                       N                  N               Actual/360
      80   Y                       N                  N               Actual/360
      82   Y                       N                  N               Actual/360
      84   N                       N                  N               Actual/360                Springing
      89   Y                       N                  N               Actual/360
      91   Y                       N                  N               Actual/360
      92   N                       N                  N               Actual/360                Springing
      93   Y                       N                  N               Actual/360
     100   Y                       N                  N               Actual/360
     103   Y                       N                  N               Actual/360
     104   Y                       N                  N               Actual/360
     109   Y                       N                  N               Actual/360                Springing
     111   Y                       N                  Y               Actual/360
     114   Y                       N                  N               Actual/360                Springing
     116   N                       N                  N               Actual/360                Springing
     117   Y                       N                  N               Actual/360
     119   Y                       N                  N               Actual/360
     120   Y                       N                  N               Actual/360
     121   Y                       N                  N               Actual/360                Springing
     122   Y                       N                  N               Actual/360                Springing
     126   Y                       N                  N               Actual/360
     130   N                       N                  N               Actual/360                Springing
     131   Y                       N                  N               Actual/360
     132   Y                       N                  N               Actual/360                Springing
     135   Y                       N                  N               Actual/360                Springing
     136   Y                       N                  N               Actual/360                Springing
     139   Y                       N                  N               Actual/360                Day 1
     141   N                       N                  N               Actual/360                Springing
     142   Y                       N                  N               Actual/360                Day 1
     144   Y                       N                  N               Actual/360
     152   Y                       N                  N               30/360
     156   Y                       N                  N               Actual/360                Springing
     158   Y                       N                  N               Actual/360
     160   Y                       N                  N               Actual/360                Springing
     166   Y                       N                  N               Actual/360                Springing


Mortgage
Loan
Number     Annual Deposit to Replacement Reserves   Initial Deposit to Capital Improvements Reserve
--------   --------------------------------------   -----------------------------------------------
       2
    2.01
    2.02
    2.03
    2.04
    2.05
    2.06
    2.07
    2.08
    2.09
    2.10
    2.11
    2.12
    2.13
    2.14
    2.15
    2.16
    2.17
    2.18
    2.19
    2.20
    2.21
    2.22
    2.23
    2.24
    2.25
    2.26
    2.27
    2.28
    2.29
    2.30
    2.31
    2.32
    2.33
    2.34
    2.35
    2.36
    2.37
    2.38
    2.39
    2.40
    2.41
    2.42
    2.43
    2.44
    2.45
    2.46
       4   4% of Yearly Gross Revenue                                                       625,625
    4.01
    4.02
    4.03
       6
       8                                   32,418
       9                                                                                    128,858
    9.01
    9.02
    9.03
    9.04
    9.05
    9.06
    9.07
    9.08
    9.09
    9.10
    9.11
    9.12
    9.13
      10                                   22,100                                           322,457
      14                                   35,065
      15
      16
      17                                   21,272
      18
      19
      20                                   16,029
      21                                   63,412                                           116,625
      22                                   51,000
      23                                                                                    372,000
      26                                   31,596
   26.01
   26.02
   26.03
   26.04
   26.05
      27                                   57,420                                            33,250
      28
      29                                   23,973                                            95,000
      30
      31
      32                                   75,252
      34
      38                                   14,096                                            18,125
      40
      41                                   62,100
      42                                   18,252
      43
      44                                   13,800
      45                                   36,815
      46                                   45,000
      47                                   17,224                                            10,500
      48
      51
      52                                   22,006                                           190,060
      53
      54
      55                                   34,992
      56   3% of Yearly Gross Revenue
      57                                   11,420                                            80,250
      58                                   17,578
      59                                    9,297
      62   3% of Yearly Gross Revenue
      64                                   83,004
      66                                  101,807
      67                                   33,350
      68
      71
      72
      75                                    1,710
      77
      78                                   24,000
      79
      80                                    4,140                                           240,000
      82
      84
      89                                    5,345                                             7,500
      91                                    7,937
      92
      93                                   80,465
     100                                                                                     12,354
     103                                                                                      8,508
     104                                   25,000                                            57,750
     109
     111                                   22,000                                            27,100
     114
     116
     117                                   67,255
     119
     120                                   20,326
     121
     122
     126
     130                                   26,500                                            31,125
     131                                    2,735
     132
     135
     136
     139                                    9,063
     141
     142
     144                                    9,377
     152
     156
     158                                   32,700                                            10,000
     160
     166


Mortgage
Loan
Number     Initial TI/LC Escrow   Ongoing TI/LC Footnote(1)
--------   --------------------   -------------------------
       2
    2.01
    2.02
    2.03
    2.04
    2.05
    2.06
    2.07
    2.08
    2.09
    2.10
    2.11
    2.12
    2.13
    2.14
    2.15
    2.16
    2.17
    2.18
    2.19
    2.20
    2.21
    2.22
    2.23
    2.24
    2.25
    2.26
    2.27
    2.28
    2.29
    2.30
    2.31
    2.32
    2.33
    2.34
    2.35
    2.36
    2.37
    2.38
    2.39
    2.40
    2.41
    2.42
    2.43
    2.44
    2.45
    2.46
       4
    4.01
    4.02
    4.03
       6
       8
       9
    9.01
    9.02
    9.03
    9.04
    9.05
    9.06
    9.07
    9.08
    9.09
    9.10
    9.11
    9.12
    9.13
      10
      14
      15
      16
      17              1,125,000                          (1)
      18
      19
      20
      21                                                 (1)
      22
      23                750,000
      26
   26.01
   26.02
   26.03
   26.04
   26.05
      27
      28
      29
      30
      31
      32                                                 (1)
      34
      38                950,000
      40
      41
      42              1,250,000
      43
      44
      45
      46
      47                300,000                          (1)
      48
      51
      52              1,100,000
      53
      54
      55
      56
      57
      58                200,000                          (1)
      59                450,000                          (1)
      62
      64
      66                250,000                          (1)
      67                125,000                          (1)
      68
      71
      72                370,000
      75
      77
      78
      79
      80
      82
      84
      89
      91                200,000                          (1)
      92
      93
     100
     103
     104
     109
     111
     114
     116
     117
     119
     120                 50,000                          (1)
     121
     122
     126
     130
     131                 75,000                          (1)
     132
     135
     136
     139                                                 (1)
     141
     142
     144                 35,000                          (1)
     152
     156
     158
     160
     166


(1) In addition to any escrows funded at loan closing for potential TI/LC expenses, the related Mortgage Loan requires funds to be escrowed during some or all of the loan terms for TI/LC expenses, which may be incurred during the term of the related Mortgage Loans. In certain instances, escrowed funds may be released to the borrower upon satisfaction of certain leasing conditions.

(2) Two Mortgage Loans (loan numbers 2 and 6) are part of a split loan structure and the related pari passu companion loans are not included in the Trust Fund with respect to the Mortgage Loan, unless otherwise specified. With respect to these Mortgage Loans, unless otherwise specified, the calculations of LTV Ratios, DSC Ratios and Cut-Off Date Balances per unit are based on the aggregate indebtedness of or debt service on, as applicable, the related Mortgage Loan and the related pari passu companion loan, but not any related future pari passu companion loan.

(3) Annual deposit to replacement reserves is in no event less than 3% of prior year's Total Revenues.

(4) Annual deposit to replacement reserves is $32,418 until the end of the first loan year and CPI adjusted thereafter.

(5) Principal provided a $320,000 Guaranty of Payment in lieu of the Initial TI/LC Escrow.

(6) The interest rate with respect to the 9720 & 9730 Cypresswood Drive Loan (loan number 38), representing 0.5% of the Cut-Off Date Pool Balance (0.6% of the Cut-Off Date Group 1 Balance) may vary during the term of the related Mortgage Loan. For purposes of the table above as well as calculations throughout the Prospectus Supplement, the mortgage rate was assumed to be the mortgage rate during the amortizing period of the related Mortgage Loan. See DESCRIPTION OF THE MORTGAGE POOLAdditional Mortgage Loan Information in the Prospectus Supplement.

(7) Commencing on August 11, 2011, annual deposit to replacement reserves is $14,096.

(8) Commencing on March 11, 2012, annual deposit to replacement reserves is $18,252.

(9) Commencing on October 11, 2009, annual deposit to replacement reserves is $13,800.

(10) Principal provided a $350,000 Guaranty of Payment in lieu of the Initial TI/LC Escrow.

(11) Initial deposit to replacement reserves on September 11, 2007 is $9,674; annual deposits are 3% of prior year's gross revenues commencing on October 11, 2007; 4% of prior year's gross revenues commencing on September 11, 2008; 5% of prior year's gross revenues after August 11, 2009.

(12) Commencing August 11, 2011, annual deposit to replacement reserves is $9,297.

(13) Annual deposit to replacement reserves is $166,000 if reserve balance falls below cap.

(14) Annual deposit to replacement reserves is $80,465 through July 11, 2008 and 3% of previous calendar year gross revenue thereafter.

(15) Annual deposit to replacement reserves is $67,255 through July 11, 2008 and 3% of previous calendar year gross revenue thereafter.

                                    EXHIBIT B

                            Free Writing Prospectuses

1. Current Report on Form FWP, filed July 31, 2007, of the Depositor identified with SEC Accession Number 0000950136-07-005263.

2. Current Report on Form FWP, filed July 31, 2007, of the Depositor identified with SEC Accession Number 0000950136-07-005250.

3. Current Report on Form FWP, filed August 9, 2007, of the Depositor identified with SEC Accession Number 0000914121-07-001897.

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                                    EXHIBIT C

                       Extra Space Storage Pico Rivera II.